Exhibit 4(d)
FORM OF LOAN PURCHASE AND SALE AGREEMENT
Dated as of September 11, 2009
between
CEF EQUIPMENT HOLDING, L.L.C.,
as Seller
and
GE EQUIPMENT
MIDTICKET LLC, SERIES 2009-1,
as Purchaser
Loan Purchase and Sale Agreement

     This LOAN PURCHASE AND SALE AGREEMENT (“Agreement” or “Purchase and Sale Agreement”) is entered into as of September 11, 2009, by and between CEF EQUIPMENT HOLDING, L.L.C. (the “Seller”), a Delaware limited liability company and GE EQUIPMENT MIDTICKET LLC, SERIES 2009-1, a Delaware limited liability company (the “Purchaser”).
     In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
     Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 of Annex A to this Agreement.
     Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Section 2 of Annex A shall govern. All Annexes, Exhibits and Schedules hereto, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.
ARTICLE II
SALES OF PURCHASER ASSETS
     Section 2.1 Sale of Loans. (a) Subject to the terms and conditions hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all right, title and interest of the Seller in:
(i)	the Loans, including the Loan Files, and all obligations of the Obligors thereunder, including the right to payment of any interest accrued and to accrue from and after August 31, 2009 or finance charges and other obligations of such Obligor with respect thereto due or to become due on or after the Cutoff Date;

(ii)	all Related Security and Collections with respect thereto;

(iii)	the Loan Sale Agreement;

(iv)	all other property now or hereafter in the possession or custody of, or in transit to, the Servicer, any Sub-Servicer or the Seller relating to any of the foregoing;

(v)	all Records with respect to any of the foregoing; and

(vi)	all proceeds of the foregoing (collectively the “Purchaser Assets”).
Loan Purchase and Sale Agreement

     (b) On or before the Closing Date, the Seller shall (i) indicate in its computer files that the Purchaser Assets have been sold to the Purchaser pursuant to this Agreement by so identifying the Purchaser Assets with an appropriate notation and (ii) deliver to the Purchaser or its designee the following documents (collectively, the “Loan Files”):
(i)	the original fully executed copy of the Loan;

(ii)	a record or facsimile of the original credit application fully executed by the Obligor;

(iii)	the original certificate of title or file stamped copy of the UCC financing statement or such other documents evidencing the security interest of the Purchaser in the Equipment; and

(iv)	any and all other documents relating to a Loan, an Obligor or any of the Equipment.
     Section 2.2 Grant of Security Interest; Subordination. (a) The parties hereto intend that the transfer, sale and assignment pursuant to Section 2.1 hereof shall constitute a purchase and sale and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that the sale provided for herein constitutes the grant of security for a loan (the “Deemed Loan”) and not a purchase and sale or contribution, then:
(i)	The parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and the Seller hereby grants, to the Purchaser a first priority lien and security interest in and to all of the Seller’s right, title and interest in, to and under the Purchaser Assets, all other Related Documents to which the Seller is a party and all proceeds thereof (collectively, the “Deemed Collateral”). The possession by the Purchaser of notes and such other goods, money, documents, chattel paper or certificated securities shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to the UCC in force in the relevant jurisdiction (including, without limitation, Section 9-313(c)(1) thereof). Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Purchaser for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Purchaser in writing).
(ii)	The Purchaser acknowledges and agrees that the Deemed Loan is a non-recourse obligation of the Seller secured solely by the Deemed Collateral and does not represent an interest in any assets (other than the Deemed
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Collateral) of the Seller (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Deemed Collateral and proceeds thereof). In furtherance of and not in derogation of the foregoing, the Purchaser acknowledges and agrees that:
     (A) The Purchaser shall not have any right, title or interest in or to any assets (or interests therein) (other than the Deemed Collateral) conveyed or purported to be conveyed by the Seller to any other Person or Persons (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”); and
     (B) the Deemed Loan constitutes a claim (as defined in 101 of the Bankruptcy Code) which may be satisfied solely from the Deemed Collateral and its proceeds (whether through ordinary liquidation or the exercise of UCC remedies and other remedies provided herein) and does not constitute a claim against the Seller to the extent that the Deemed Collateral and such proceeds are insufficient to repay the Deemed Loan (including interest thereon, whether accrued before or after the filing of a bankruptcy petition) in full.
(iii)	To the extent that, notwithstanding the agreements and provisions contained in clause (ii) above, the Purchaser either (A) asserts an interest or claim to, or benefit from, Other Assets, or (B) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Purchaser further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller other than the Deemed Loan, including, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Purchaser further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 2.2 and the terms of this Section 2.2 may be enforced by an action for specific performance.
     (b) The Purchaser shall not file or join in a filing of a petition with respect to any bankruptcy reorganization, arrangement, insolvency or liquidation proceedings, or similar proceedings under any United States Federal or State bankruptcy or similar law relating to the Seller, or cooperate or encourage others to file such a petition.
     (c) The Seller hereby authorizes the Purchaser to file financing statements in respect of the Seller covering the Purchaser Assets and the proceeds thereof.
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     Section 2.3 Sale Price. On the Closing Date, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, issue and exchange the Notes (the “Purchaser Purchase Price”) as consideration for the Purchaser Assets sold and transferred by the Seller to the Purchaser pursuant to Section 2.1 hereof.
     Section 2.4 Removal of Loans. (a) In the event a Loan becomes a Delinquent Loan or the Obligor thereon is subject to a bankruptcy proceeding, the Seller shall be granted an assignable option (a “Purchase Option”) to purchase such Delinquent Loan from the Purchaser at a price (the “Option Price”) equal to the Purchase Amount. The Seller may sell, transfer, assign or otherwise convey its Purchase Option with respect to any such Loan to any party at any time after the related Loan becomes a Delinquent Loan or the Obligor thereon is subject to a bankruptcy proceeding. The Seller shall notify the Purchaser of such transfer and such notice shall include the transferee’s name, address, telephone number, facsimile number and appropriate contact person(s) and shall be acknowledged in writing by the transferee. If not exercised earlier, the Purchase Option with respect to any such Loan shall automatically terminate upon (i) in the case of a Delinquent Loan, the related Obligor’s cure of all defaults on the Loan, (ii) the acquisition by, or on behalf of, the Issuer of the related Equipment through repossession, (iii) upon a repurchase of a Loan due to the Seller’s breach of a representation with respect to such Loan or (iv) on the Business Day immediately preceding the last day of the calendar quarter ending at least ten (10) days after such Loan became a Defaulted Loan. The aggregate Outstanding Principal Balance of Loans with respect to which the Seller may exercise its Purchase Option at any time before the Redemption Date shall not exceed 10% of the aggregate Outstanding Principal Balance of the Loans as of the Cutoff Date.
     (b) Upon a Loan becoming a Delinquent Loan or the Obligor thereon becoming subject to a bankruptcy proceeding, the Seller may exercise the Purchase Option by providing the Purchaser at least five days prior written notice thereof (the “Purchase Option Notice”), which notice shall specify a cash exercise price at least equal to the Option Price. The Purchase Option Notice shall be delivered in the manner specified in Section 2.4(a). The exercise of any Purchase Option pursuant to this clause (b) shall be irrevocable.
     (c) Upon exercise of a Purchase Option, the Seller shall be required to pay the Option Price specified in its Purchase Option Notice to the Purchaser within 10 Business Days of exercising its Purchase Option. The proceeds of any sale of such Loan, after deduction of the expenses of such sale incurred in connection therewith, shall be deposited by the Seller no later than the day before the next Payment Date.
ARTICLE III
CONDITIONS PRECEDENT
     Section 3.1 Conditions to Sale. The sale hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which, except clause (e) below, may be waived in writing by the Purchaser) as of the Closing Date:
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     (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Seller and the Purchaser, and the Purchaser shall have received such documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Purchaser.
     (b) The Purchaser shall have received satisfactory evidence that the Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.
     (c) The Seller shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(c), except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (d) The representations and warranties of the Seller contained herein or in any other Related Document shall be true and correct in all material respects (or, to the extent any such representation or warranty is qualified by a materiality standard, such representation or warranty shall be true and correct) as of the Closing Date, both before and after giving effect to such sale, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.
     (e) The Seller shall be in compliance with each of its covenants and other agreements set forth herein.
     (f) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser as the Purchaser may reasonably request.
The consummation by the Seller of the sale of Purchaser Assets on the Closing Date shall be deemed to constitute, as of the Closing Date, a representation and warranty by the Seller that the conditions in clauses (d), (e) and (f) of this Section 3.1 have been satisfied.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 4.1 Representations and Warranties of the Seller. To induce the Purchaser to purchase the Purchaser Assets, the Seller makes the following representations and warranties to the Purchaser, as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement.
     (a) Valid Existence; Power and Authority. The Seller (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power, authority and licenses to
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conduct its business, to own its properties and to execute, deliver and perform its obligations under this Agreement.
     (b) UCC Information. The true legal name of the Seller as registered in the jurisdiction of its organization, and the current location of the Seller’s jurisdiction of organization are set forth in Schedule 4.1(b) and such location has not changed within the past 12 months. During the prior five years, except as set forth in Schedule 4.1(b), the Seller has not been known as or used any limited liability company, fictitious or trade name. In addition, Schedule 4.1(b) lists the Seller’s (i) federal employer identification number and (ii) organizational identification number as designated by the jurisdiction of its organization.
     (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents and the creation and perfection of all Liens and ownership interests provided for herein: (i) have been duly authorized by all necessary action, and (ii) do not violate any provision of any law or regulation of any Governmental Authority, or contractual or other restrictions, binding on the Seller, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (d) Enforceability. On or prior to the Closing Date, each of the Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     (e) Solvency. The Seller is Solvent.
     (f) Use of Proceeds. No proceeds received by the Seller under this Agreement will be used by it for any purpose that violates Regulation U of the Federal Reserve Board.
     (g) Investment Company Act. The Seller is not an “investment company” or “controlled by” an “investment company,” as such terms are defined in the Investment Company Act.
     (h) Loans and Other Purchaser Assets. With respect to each Loan and the other Purchaser Assets sold by the Seller on the Closing Date, the Seller represents and warrants that (i) such Loan satisfies the criteria for an Eligible Loan as of the Cut-Off Date; and (ii) immediately prior to its sale to the Purchaser, such Purchaser Assets were owned by the Seller free and clear of any Adverse Claim, and the Seller has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and, upon such sale, the Purchaser will acquire valid and properly perfected title to, and the sole record and beneficial ownership interest in, such Purchaser Assets, free and clear of any Adverse
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Claim or restrictions on transferability, and the Liens granted to the Purchaser by the Seller pursuant to Section 2.2 will at all times be fully perfected first priority Liens in and to such Loans and, in addition, following such sale, such Loan will not be subject to any Adverse Claim as a result of any action or inaction on the part of the Seller (or any predecessor in interest).
The representations and warranties described in this Section 4.1 shall survive the sale of the Purchaser Assets to the Purchaser, any subsequent assignment or sale of the Purchaser Assets by the Purchaser, and the termination of this Agreement and the other Related Documents and shall continue until the payment in full of all Purchaser Assets.
     Section 4.2 Affirmative Covenants of the Seller. The Seller covenants and agrees that, unless otherwise consented to by the Purchaser, from and after the Closing Date:
     (a) Records. The Seller shall at its own cost and expense, for not less than three (3) years from the date on which each Loan was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Loan, including records of all payments received, credits granted and merchandise returned with respect thereto.
     (b) Access. At any reasonable time, and from time to time at the Purchaser’s reasonable request, and upon at least seven (7) days prior notice to the Seller, the Seller shall permit the Purchaser (or such Person as the Purchaser may designate), at the expense of the Purchaser (or such Person as the Purchaser may designate), to conduct audits or visit and inspect any of the properties of the Seller to examine the records, internal controls and procedures maintained by the Seller with respect to the Purchaser Assets and take copies and extracts therefrom, and to discuss the Seller’s affairs with its officers, employees and, upon notice to the Seller, independent accountants. The Seller shall authorize such officers, employees and independent accountants to discuss with the Purchaser (or such Person as the Purchaser may designate) the affairs of the Seller as such affairs relate to the Purchaser Assets. Any audit provided for herein shall be conducted in accordance with the Seller’s rules respecting safety and security on its premises and without materially disrupting operations. If an Event of Default shall have occurred and be continuing, the Seller shall provide such access at all times and without advance notice and shall provide the Purchaser (or such Person as the Purchaser may designate) with access to its suppliers and customers.
     (c) Compliance With Agreements and Applicable Laws. The Seller shall comply with all federal, state and local laws and regulations applicable to it and the Purchaser Assets, including those relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing and taxation, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (d) Maintenance of Existence and Conduct of Business. The Seller shall preserve and maintain its legal existence, rights, franchise and privileges in the jurisdiction of its formation.
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     (e) Notice of Material Event. The Seller shall promptly inform the Purchaser in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Seller proposes to take with respect thereto:
(i)	any Litigation commenced or, to the knowledge of the Seller, threatened against the Seller or with respect to or in connection with all or any substantial portion of the Purchaser Assets or developments in such Litigation in each case that the Seller believes has a reasonable risk of being determined adversely to the Seller and that could, if determined adversely, have a Material Adverse Effect; or
(ii)	the commencement of a case or proceeding by or against the Seller seeking a decree or order in respect of the Seller (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Seller or for any substantial part of Seller’s assets, or (C) ordering the winding-up or liquidation of the affairs of the Seller.
     (f) Separate Identity. The Seller shall, to the extent applicable to it, act in a manner that is consistent with the statements set forth in Exhibit 4.2(f).
     (g) Deposit of Collections. The Seller shall transfer and cause its Subsidiaries to transfer to the Purchaser or the Servicer on its behalf, promptly, and in any event no later than the second Business Day after receipt thereof, all Collections it may receive in respect of Purchaser Assets.
     (h) Sale Characterization. For accounting purposes, the Seller shall treat the sale made hereunder as a sale of the Purchaser Assets. The Seller shall also maintain its accounting books and records in a manner which clearly reflects such sale of the Purchaser Assets to the Purchaser.
     Section 4.3 Negative Covenants of the Seller. The Seller covenants and agrees that, without the prior written consent of the Purchaser, from and after the Closing Date and until the later of the Redemption Date or the Class C Maturity Date:
     (a) Adverse Claims. The Seller shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any Purchaser Assets.
     (b) Modifications of Loans. The Seller shall not extend, amend, forgive, discharge, compromise, cancel, waive or otherwise modify the terms or conditions of any Loan except (i) as permitted under the Servicing Agreement and, (ii) to the extent that such extension, amendment, forgiveness, discharge, compromise, cancellation, waiver or modification, does not affect the Purchaser’s ownership interest in such Loan and does not negatively impact the ultimate collectibility of such Loan.
     (c) UCC Matters. The Seller shall not change its state of formation or its name, identity or limited liability company structure such that any financing statement
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filed to perfect the Purchaser’s interests under this Agreement would become seriously misleading, unless the Seller shall have given the Purchaser not less than 30 days’ prior written notice of such change.
     (d) No Proceedings. From the Closing Date and until the date one year plus one day following the date on which all amounts due with respect to the Notes have been paid in full in cash, Seller shall not, directly or indirectly, institute or cause to be instituted against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided that the foregoing shall not in any way limit the Seller’s right to pursue any other creditor rights or remedies that the Seller may have under applicable law.
     (e) Consolidations, Mergers and Sales of Assets. The Seller shall not (i) consolidate or merge with or into any other Person unless the Seller is the entity surviving such merger or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person.
     Section 4.4 Perfection Representations and Warranties. The parties hereto agree that the representations, warranties and covenants set forth in Schedule 4.4 shall be a part of this Agreement for all purposes.
ARTICLE V
INDEMNIFICATION
     Section 5.1 Indemnification. Without limiting any other rights that the Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, a “Purchaser Indemnified Person”) may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person to the extent arising from or related to the failure of a Loan to be originated in compliance with all requirements of law; provided, that the Seller shall not be liable for any indemnification to a Purchaser Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Purchaser Indemnified Person’s bad faith, gross negligence or willful misconduct, (b) recourse for uncollectible Loans, or (c) any income tax or franchise tax incurred by any Purchaser Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by the Seller under this Agreement.
     NO PARTY TO THIS AGREEMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER.
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ARTICLE VI
CLEAN-UP CALL
     Section 6.1 Clean-up Call. As of the first day of any Collection Period immediately preceding a Payment Date as of which the Pool Balance is 10% or less of the Pool Balance as of the Cut-off Date, the Seller shall have the option to purchase all of the Collateral, other than the Trust Accounts. To exercise such option, the Seller shall pay to the Servicer, on behalf of the Issuer, and the Servicer shall deposit in the Collection Account an amount equal to the aggregate Purchase Amount for the Loans plus the appraised value of any such other property held by the Purchaser, such value to be determined by an appraiser mutually agreed upon by the Seller and the Purchaser, shall succeed to all interests in, to and under the Collateral, other than the Trust Accounts.
ARTICLE VII
MISCELLANEOUS
     Section 7.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 7.1), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall be effective only if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall be effective only on the immediately succeeding Business Day.
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     If to Seller:
CEF Equipment Holding, L.L.C.
10 Riverview Drive
Danbury, Connecticut 06810
Attention: Capital Markets Operations
Telephone: (203) 749-2101
Facsimile: (203) 749-4054
     If to Purchaser:
GE Equipment Midticket LLC, Series 2009-1
10 Riverview Drive
Danbury, Connecticut 06810
Attention: Capital Markets Operations
Telephone: (203) 749-2101
Facsimile: (203) 749-4054
     Section 7.2 No Waiver; Remedies. (a) Either party’s failure, at any time or times, to require strict performance by the other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of either party contained in this Agreement, and no breach or default by either party hereunder, shall be deemed to have been suspended or waived by the other party hereto unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of such party and directed to the defaulting party specifying such suspension or waiver.
     (b) Upon discovery by the Seller or the Purchaser of any breach of any representation, warranty, undertaking or covenant described in Sections 4.1, 4.2 or 4.3, which breach is reasonably likely to have a Material Adverse Effect, the party discovering the same shall give prompt written notice thereof to the other party hereto. As liquidated damages, the Purchaser shall, on the Transfer Date relating to the Collection Period during which the breach is discovered, request the Seller to, and the Seller shall pay to, or at the direction of, the Purchaser the Purchase Amount for the applicable Purchaser Assets (measured at the end of the Collection Period during which such breach is discovered). Upon such payment, all rights, title and interest of the Purchaser in and to such Purchaser Assets will be deemed to be automatically released without the necessity of any further action by the Purchaser, the Seller or any other party and such Purchaser Assets will become the property of the Seller.
     (c) Each party’s rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that such party may have under any other agreement, including the other Related Documents, by operation of law or otherwise.
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     Section 7.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Seller and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. The Seller may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller without the prior express written consent of the Purchaser shall be void. The Seller acknowledges that under the Indenture the Purchaser will assign its rights granted hereunder to the Indenture Trustee, and upon such assignment, Indenture Trustee shall have, to the extent of such assignment, all rights of the Purchaser hereunder and Indenture Trustee may in turn transfer such rights. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Seller and the Purchaser with respect to the transactions contemplated hereby and no Person shall be a third-party beneficiary of any of the terms and provisions of this Agreement.
     Section 7.4 Termination; Survival of Obligations. (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date.
     (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by the Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of the Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of the Seller to the Purchaser, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Class C Maturity Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller, and all rights of the Purchaser hereunder shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date; provided, that the rights and remedies pursuant to Section 7.2(b), the indemnification and payment provisions of Article V, and the provisions of Sections 4.3(d), 7.3 and 7.12 shall be continuing and shall survive any termination of this Agreement.
     Section 7.5 Complete Agreement; Modification of Agreement. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 7.6.
     Section 7.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.
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     Section 7.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATION LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE LOANS OR ANY SECURITY FOR THE OBLIGATIONS OF THE SELLER ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 7.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Loan Purchase and Sale Agreement

13

     (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 7.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.
     Section 7.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     Section 7.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     Section 7.11 No Setoff. The Seller’s obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Seller might have against the Purchaser, all of which rights are hereby expressly waived by the Seller.
     Section 7.12 Confidentiality. Notwithstanding anything herein to the contrary, there is no restriction (express or implied) on any disclosure or dissemination of the structure or tax aspects of the transaction contemplated by the Related Documents. Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea contemplated hereby or to any element of the transaction structure contemplated hereby.
     Section 7.13 Further Assurances. (a) The Seller shall, at its sole cost and expense, upon request of the Purchaser, promptly and duly authorize, execute and/or deliver, as applicable, any and all further instruments and documents and take such further actions that may be necessary or desirable or that the Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including authorizing and filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder. The Seller hereby authorizes the Purchaser to file any such financing or continuation
Loan Purchase and Sale Agreement

14

statements without the signature of the Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Purchaser Assets or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Purchaser Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon the Seller’s receipt thereof and promptly delivered to or at the direction of the Purchaser.
     (b) If the Seller fails to perform any agreement or obligation under this Section 7.13, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser incurred in connection therewith shall be payable by the Seller upon demand of the Purchaser.
     Section 7.14 Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.
[Signatures Follow]
Loan Purchase and Sale Agreement

15

     IN WITNESS WHEREOF, the parties have caused this LOAN PURCHASE AND SALE AGREEMENT to be executed by their respective duly authorized representatives, as of the date first above written.

CEF EQUIPMENT HOLDING, L.L.C.

By: Name:
Title:

GE EQUIPMENT MIDTICKET LLC, SERIES 2009-1

By: CEF Equipment Holding, L.L.C.,
its Managing Member

By: Name:
Title:
Loan Purchase and Sale Agreement

S-1

Schedule 4.1(b)
UCC INFORMATION

CEF Equipment Holding, L.L.C.

True Legal Name:	CEF Equipment Holding, L.L.C.

Jurisdiction of Organization:	Delaware

Executive Offices/Principal Place of Business:	10 Riverview Drive Danbury, Connecticut 06810

Collateral Locations:	Danbury, Connecticut El Paso, Texas Mexico

Trade Names:	N/A

FEIN:	20-0192070

Organizational Identification Number:	N/A
Loan Purchase and Sale Agreement

Sch. 4.1(b) - 1

Schedule 4.4
PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS
     In addition to the representations, warranties and covenants contained in the Purchase and Sale Agreement, to induce the Purchaser to enter into the Purchase and Sale Agreement, the Seller hereby represents, warrants, and covenants to Purchaser as follows, on the Closing Date:
General
     1. The Purchase and Sale Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.
     2. The Loans constitute “accounts,” “general intangibles,” “instruments,” or “tangible chattel paper,” within the meaning of the UCC as in effect in the State of New York.
     3. The Seller has taken all steps necessary to perfect its security interest in the property securing the Loans that constitute chattel paper in favor of the Purchaser.
Creation
     4. The Seller owns and has good and marketable title to the Loans free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.
Perfection
     5. The Seller has caused or will have caused, within ten days after the effective date of the Purchase and Sale Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Loans from Purchaser to the Seller, and the security interest in the Loans granted to the Purchaser hereunder and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Purchaser.”.
     6. With respect to Loans that constitute an instrument or tangible chattel paper, either:
     (a) Such instruments or tangible chattel paper are in the possession of a custodian and the Purchaser has received a written acknowledgment from the custodian that the custodian is
Loan Purchase and Sale Agreement

Sch. 4.4 - 1

holding such instruments or tangible chattel paper to effect the Purchaser’s security interest therein; or
     (b) A custodian received possession of such instruments or tangible chattel paper after the Purchaser received a written acknowledgment from such custodian that such custodian is acting to effect the Purchaser’s security interest therein.
Priority
     7. Other than the transfer of the Loans to the Seller under the Loan Sale Agreement, the security interest granted to the Purchaser pursuant to the Purchase and Sale Agreement and the security interest granted to the Indenture Trustee pursuant to the Indenture, neither the Seller nor the Purchaser has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. Neither the Seller nor the Purchaser has authorized the filing of, or is aware of any financing statements against the Seller or the Purchaser that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Purchaser hereunder or to the Indenture Trustee under the Indenture or that has been terminated.
     8. Survival of Perfection Representations. Notwithstanding any other provision of the Purchase and Sale Agreement or any other Related Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect and shall continue until the payment in full of all Purchaser Assets.
     10. No Waiver. The parties to the Purchase and Sale Agreement: (i) shall not, unless the Rating Agency Condition shall have been satisfied, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and (iii) shall not, unless the Rating Agency Condition shall have been satisfied (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.
     11. Seller to Maintain Perfection and Priority. The Seller covenants that, in order to evidence the interests of the Seller and the Purchaser under this Agreement, the Seller shall execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Purchaser) to maintain and perfect, as a first priority interest, the Purchaser’s security interest in the Collateral. The Seller shall within the time limits established by law, prepare and present to the Purchaser for the Purchaser to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Servicer to file all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Purchaser’s security interest in the Collateral as a first-priority interest (each a “Filing”). The Seller shall present each such Filing to the Purchaser together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Purchaser pursuant to the Granting Clause of this Purchase and Sale Agreement, (ii) satisfies all requirements and conditions to such Filing in this Purchase and Sale Agreement and (iii) satisfies the requirements
Loan Purchase and Sale Agreement

Sch. 4.4 - 2

for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Seller’s signature authorizing the Servicer to effect such Filing under the Uniform Commercial Code without the signature of the Seller where allowed by applicable law.
Loan Purchase and Sale Agreement

Sch. 4.4 - 3

Schedule I
Schedule of CEF Loans

Loan Numbers	4148241003	4175785006
4033698032	4149345001	4176514004
4054123263	4149345002	4176553004
4054123268	4149345003	4176680001
4054123274	4149903009	4177867003
4056376064	4149903010	4179274004
4067862006	4152198001	4179274005
4068725008	4152374005	4180228012
4071476008	4153123001	4180228013
4079001008	4153540005	4180228014
4079001009	4154630002	4180228015
4080316003	4154867003	4180228016
4080316004	4155892007	4180673001
4083476049	4155892010	4181674002
4083476050	4156145002	4181674003
4083558008	4157157001	4181682010
4094984011	4157157002	4181682011
4095103004	4158320003	4181682012
4107634006	4158983012	4181682013
4110977006	4159722002	4182288003
4124777078	4161939003	4182340007
4124777079	4162226005	4183788002
4126926003	4162375002	4183950006
4126926004	4162522002	4183994003
4127485002	4162554019	4183994004
4129528002	4162554023	4186147007
4131032005	4162554027	4188732003
4131032006	4162554028	4190295015
4131212005	4162554029	4190295016
4131212006	4162554030	4191220001
4134512035	4162554031	4191653001
4134512039	4162554032	4192315001
4134512040	4162805008	4194827001
4135321012	4164051041	4195248001
4135580003	4164051042	4195303010
4135825014	4164496004	4195303011
4136710022	4165847001	4195303012
4138712028	4166226008	4195303013
4139020020	4166226009	4195303014
4140013027	4166226010	4195303015
4140013028	4166444011	4195303016
4140013029	4167823006	4195303017
4140317003	4167929002	4195303018
4141105002	4170699008	4195303019
4141449002	4170699009	4195303020
4142449004	4170853002	4195415006
4143884005	4170855004	4195814001
4144153002	4170946006	4195814002
4144159002	4170946007	4195814003
4144345018	4171542020	4196823002
4144345019	4171916002	4197864002
4144345021	4172021002	4198596042
4145596009	4172593006	4198596043
4146104017	4172593007	4198596044
4146341005	4172593008	4198613001
4147943020	4175408002	4199827005
Loan Sale Agreement

Schedule I - 1

4199887001	5859873001	5866909007
4199887004	5859873008	5867052001
4200204003	5861131001	5867206001
4201276006	5861148001	5867516001
4201276007	5861193001	5867531001
4201587001	5861203001	5867621001
4201587002	5861398002	5867621002
4201587003	5861400001	5867766001
4202001003	5861591001	5867890001
4203207003	5861649001	5868591003
4203328003	5861831001	5868595001
4203328004	5861934001	5868595002
4203452002	5862179001	5868850001
4203527004	5862179002	5869002001
4203708001	5862179004	5869214001
4203708002	5862179005	5869255001
4203708004	5862245001	5869264001
4204009002	5862404001	5869324001
4204814002	5862520001	5869324002
4205257001	5862544001	5869324004
4205453001	5862599001	5869643001
4207594003	5862599002	5869643002
5850440002	5862962001	5869643003
5850440003	5863032001	5869643004
5850440004	5863122001	5869837002
5850538004	5863133001	5870104001
5851995002	5863409001	5870331002
5852147001	5863499001	5870331003
5852147002	5864077001	5871281002
5852261003	5864140001	5871538001
5852261004	5864168001	5871686001
5852261005	5864234001	5871847001
5852261006	5864653001	5872319001
5852261007	5864653002	5872529001
5852634002	5864919002	5872529002
5852958003	5865137002	5872548001
5852958004	5865137003	5872627001
5852958005	5865165001	5872786001
5853195004	5865208001	5873104002
5853195005	5865274001	5873240001
5853400002	5865274002	5873400001
5853498002	5865371001	5873543001
5853498003	5865463001	5873962001
5854170002	5865577001	5873978001
5854844001	5865673001	5874255001
5856021002	5865714001	5874263001
5856166001	5865748001	5874330001
5856866002	5865860001	5874393003
5857178003	5865914001	5874642001
5857422002	5865914002	5874689001
5857422003	5865914003	5874689002
5857422004	5866042001	5874689003
5857422005	5866042002	5874689004
5858509002	5866178001	5874689007
5858572004	5866297001	5874689009
5858572007	5866301001	5874689010
5858815003	5866712001	5874957001
5858815004	5866794001	5874957002
5858829002	5866909001	5875177001
5858829003	5866909003	5875177002
5859525002	5866909005	5875376002
5859782002	5866909006	5875694001
Loan Sale Agreement

Schedule I - 2

5875919001	5869834013	4179569001
5876032001	5869834014	4179929001
5876086002	5869834015	4180121001
5876228001	5870899002	4180165001
5876306001	5870899004	4180471001
5877018001	5870899005	4180717001
5877062001	5870899006	4180871001
5877062002	5870899007	4180880001
5877094001	5870899008	4180898001
5877524001	5870899009	4181313001
5877530001	5872263001	4181601001
5877530004	5872360001	4181606001
5877574001	5873367001	4181608001
5877787001	5873963001	4181779001
5877836001	5873963002	4182043001
5877839001	5875738001	4182197001
5877839002	5875738002	4182203001
5878051001	5875738003	4182204001
5879496001	5875786001	4182207001
5879838001	5875810001	4182941001
5880698001	5875810002	4184573001
5880699001	5875960001	4185109001
5880700001	5876110001	4185253001
5880919002	5877002001	4185465001
5881411001	5877002002	4185619001
5881903001	5877753001	4185983001
5882324001	5883397001	4186167001
5882420002	4167628001	4186477001
5882484001	4169713001	4186505001
5882734001	4171376001	4186517001
4137915003	4171443001	4186518001
4148070006	4171447001	4187557001
4163062018	4171450001	4187782001
4163062019	4171818001	4187785001
4165754004	4171951001	4188192001
4171256007	4172229001	4188338001
4198945009	4172397001	4188745001
5853896002	4173090001	4188773001
5861918001	4173221001	4188823001
5861918002	4173298001	4188907001
5861918003	4173364001	4188939001
5861918004	4173812001	4189177001
5863737001	4174761001	4189464001
5864751001	4174818001	4189707001
5866766001	4174891001	4189973001
5866766002	4175106001	4189976001
5866921001	4175418001	4190019001
5866921002	4176095001	4190232001
5866921003	4176525001	4190337001
5869059002	4176779001	4190398001
5869834001	4176879001	4190607001
5869834002	4176926001	4190916001
5869834003	4177763001	4190921001
5869834004	4177953001	4191684001
5869834005	4177982001	4191689001
5869834006	4178024001	4191694001
5869834007	4178166001	4192230001
5869834008	4178473001	4192290001
5869834009	4178732001	4192615001
5869834010	4178980001	4192785001
5869834011	4179034001	4193062001
5869834012	4179565001	4193142001
Loan Sale Agreement

Schedule I - 3

4193170001	5862770001	5863643001
4193310001	5862777001	5863645001
4193338001	5862779001	5863659001
4193542001	5862781001	5863680001
4193899001	5862809001	5863684001
4193903001	5862827001	5863705001
5850503004	5862839001	5863711001
5850503005	5862852001	5863720001
5850503006	5862888001	5863722001
5850503012	5862892001	5863769001
5860658001	5862898001	5863771001
5860847001	5862900001	5863774001
5860946001	5862946001	5863792001
5861000001	5862947001	5863797001
5861143001	5862956001	5863827001
5861267001	5862959001	5863830001
5861270001	5862960001	5863831001
5861303001	5862980001	5863834001
5861345001	5862994001	5863839001
5861513001	5862995001	5863842001
5861539001	5863009001	5863846001
5861738001	5863041001	5863849001
5861933001	5863063001	5863877001
5861938001	5863070001	5863878001
5861940001	5863079001	5863894001
5861944001	5863115001	5863898001
5861948001	5863128001	5863908001
5861951001	5863153001	5863910001
5861976001	5863157001	5863927001
5861993001	5863160001	5863931001
5861997001	5863162001	5863932001
5862000001	5863168001	5863935001
5862005001	5863180001	5863946001
5862011001	5863181001	5863954001
5862096001	5863184001	5863960001
5862098001	5863219001	5863995001
5862099001	5863225001	5864020001
5862100001	5863250001	5864032001
5862104001	5863264001	5864034001
5862119001	5863280001	5864037001
5862125001	5863311001	5864040001
5862125002	5863328001	5864066001
5862195001	5863332001	5864107001
5862202001	5863341001	5864131001
5862218001	5863387001	5864132001
5862379001	5863418001	5864135001
5862399001	5863438001	5864155001
5862450001	5863440001	5864172001
5862496001	5863455001	5864174001
5862659001	5863460001	5864178001
5862688001	5863465001	5864181001
5862701001	5863493001	5864188001
5862702001	5863506001	5864190001
5862705001	5863514001	5864213001
5862707001	5863530001	5864233001
5862709001	5863542001	5864247001
5862719001	5863547001	5864260001
5862735001	5863548001	5864263001
5862740001	5863555001	5864279001
5862741001	5863590001	5864293001
5862753001	5863595001	5864295001
5862757001	5863607001	5864316001
Loan Sale Agreement

Schedule I - 4

5864319001	5864872001	5865665001
5864320001	5864873001	5865669001
5864330001	5864874001	5865672001
5864339001	5864891001	5865683001
5864375001	5864906001	5865707001
5864377001	5864908001	5865721001
5864396001	5864945001	5865726001
5864403001	5864946001	5865729001
5864409001	5864956001	5865744001
5864416001	5864962001	5865761001
5864417001	5865025001	5865816001
5864420001	5865071001	5865825001
5864422001	5865081001	5865831001
5864427001	5865084001	5865849001
5864431001	5865087001	5865851001
5864454001	5865111001	5865852001
5864459001	5865113001	5865857001
5864460001	5865124001	5865858001
5864475001	5865150001	5865865001
5864476001	5865160001	5865866001
5864477001	5865163001	5865882001
5864479001	5865164001	5865899001
5864487001	5865172001	5865902001
5864496001	5865179001	5865909001
5864497001	5865197001	5865918001
5864499001	5865219001	5865937001
5864502001	5865240001	5865949001
5864503001	5865245001	5866013001
5864512001	5865263001	5866040001
5864513001	5865265001	5866094001
5864515001	5865280001	5866095001
5864516001	5865322001	5866097001
5864520001	5865332001	5866109001
5864527001	5865335001	5866111001
5864529001	5865357001	5866114001
5864533001	5865395001	5866159001
5864535001	5865396001	5866165001
5864545001	5865408001	5866172001
5864604001	5865415001	5866214001
5864606001	5865442001	5866233001
5864609001	5865448001	5866237001
5864632001	5865450001	5866250001
5864638001	5865472001	5866271001
5864640001	5865477001	5866274001
5864643001	5865497001	5866332001
5864648001	5865501001	5866391001
5864654001	5865512001	5866399001
5864663001	5865541001	5866403001
5864691001	5865544001	5866408001
5864692001	5865561001	5866413001
5864723001	5865568001	5866425001
5864726001	5865569001	5866484001
5864731001	5865574001	5866494001
5864734001	5865595001	5866501001
5864809001	5865599001	5866504001
5864811001	5865600001	5866513001
5864813001	5865605001	5866529001
5864820001	5865612001	5866534001
5864828001	5865641001	5866538001
5864830001	5865646001	5866542001
5864865001	5865648001	5866544001
5864871001	5865660001	5866557001
Loan Sale Agreement

Schedule I - 5

5866646001	5867257001	5870817001
5866651001	5867267001	5870883001
5866657001	5867312001	5870907001
5866666001	5867313001	5870913001
5866668001	5867314001	5870916001
5866669001	5867315001	5870926001
5866674001	5867318001	5870927001
5866682001	5867323001	5870979001
5866704001	5867325001	5870983001
5866713001	5867362001	5870990001
5866787001	5867363001	5871003001
5866788001	5867381001	5871045001
5866792001	5867383001	5871048001
5866799001	5867405001	5871060001
5866800001	5867410001	5871061001
5866808001	5867411001	5871064001
5866810001	5867446001	5871113001
5866816001	5867454001	5871139001
5866836001	5867464001	5871140001
5866845001	5867517001	5871141001
5866854001	5867526001	5871142001
5866880001	5867559001	5871143001
5866882001	5867565001	5871158001
5866944001	5867818001	5871255001
5866945001	5867819001	5871343001
5866947001	5867864001	5871365001
5866951001	5868014001	5871397001
5866963001	5868082001	5871400001
5866966001	5868257001	5871441001
5866967001	5868305001	5871443001
5866974001	5868403001	5871470001
5866977001	5868522001	5871500001
5866980001	5868624001	5871507001
5866988001	5868870001	5871512001
5867005001	5869063001	5871514001
5867019001	5869065001	5871526001
5867021001	5869081001	5871532001
5867031001	5869112001	5871602001
5867089001	5869252001	5871611001
5867107001	5869253001	5871624001
5867111001	5869268001	5871666001
5867115001	5869278001	5871756001
5867122001	5869282001	5871789001
5867124001	5869285001	5871819001
5867125001	5869292001	5871824001
5867131001	5869354001	5871828001
5867136001	5869395001	5871829001
5867146001	5869495001	5871832001
5867160001	5869496001	5871856002
5867165001	5869503001	5871964001
5867166001	5869539001	5871982001
5867170001	5869561001	5872028001
5867172001	5870094001	5872072001
5867176001	5870261001	5872075001
5867179001	5870341001	5872094001
5867200001	5870357001	5872100001
5867227001	5870386001	5872105001
5867231001	5870550001	5872123001
5867233001	5870665001	5872126001
5867244001	5870696001	5872142001
5867246001	5870796001	5872143001
5867248001	5870803001	5872144001
Loan Sale Agreement

Schedule I - 6

5872145001	5872577001	5872951001
5872163001	5872578001	5872953001
5872168001	5872580001	5872955001
5872173001	5872593001	5872957001
5872207001	5872599001	5872977001
5872209001	5872604001	5872981001
5872219001	5872605001	5873002001
5872240001	5872606001	5873003001
5872246001	5872613001	5873027001
5872247001	5872621001	5873038001
5872249001	5872622001	5873047001
5872250001	5872624001	5873068001
5872281001	5872625001	5873072001
5872285001	5872626001	5873073001
5872306001	5872628001	5873074001
5872307001	5872629001	5873079001
5872317001	5872632001	5873082001
5872327001	5872633001	5873150001
5872330001	5872634001	5873155001
5872359001	5872635001	5873176001
5872367001	5872638001	5873177001
5872376001	5872640001	5873186001
5872380001	5872641001	5873187001
5872385001	5872642001	5873223001
5872388001	5872643001	5873224001
5872400001	5872647001	5873239001
5872411001	5872649001	5873256001
5872414001	5872650001	5873257001
5872416001	5872651001	5873258001
5872419001	5872652001	5873271001
5872422001	5872653001	5873284001
5872424001	5872654001	5873286001
5872432001	5872655001	5873289001
5872441001	5872657001	5873291001
5872444001	5872658001	5873293001
5872450001	5872659001	5873302001
5872452001	5872660001	5873332001
5872453001	5872661001	5873335001
5872456001	5872662001	5873338001
5872461001	5872663001	5873342001
5872462001	5872664001	5873359001
5872463001	5872665001	5873360001
5872469001	5872666001	5873375001
5872475001	5872667001	5873378001
5872479001	5872668001	5873379001
5872485001	5872669001	5873380001
5872488001	5872671001	5873386001
5872493001	5872672001	5873388001
5872496001	5872676001	5873399001
5872498001	5872682001	5873403001
5872504001	5872702001	5873404001
5872505001	5872703001	5873408001
5872513001	5872712001	5873410001
5872519001	5872713001	5873431001
5872520001	5872717001	5873432001
5872521001	5872739001	5873436001
5872525001	5872744001	5873437001
5872526001	5872762001	5873443001
5872550001	5872773001	5873446001
5872567001	5872846001	5873447001
5872569001	5872930001	5873448001
5872571001	5872931001	5873449001
Loan Sale Agreement

Schedule I - 7

5873451001	5873910014	5874756001
5873453001	5873910021	5874806001
5873471001	5873910025	5874810001
5873499001	5873910027	5874814001
5873502001	5873916001	5874815001
5873503001	5873934001	5874819001
5873507001	5873955001	5874820001
5873510001	5874032001	5874833001
5873511001	5874064001	5874835001
5873512001	5874071001	5874836001
5873515001	5874072001	5874853001
5873517001	5874093001	5874854001
5873529001	5874129001	5874896001
5873538001	5874131001	5874909001
5873546001	5874133001	5874911001
5873550001	5874157001	5874912001
5873565001	5874250001	5874952001
5873566001	5874269001	5874961001
5873570001	5874270001	5874965001
5873584001	5874279001	5874969001
5873589001	5874290001	5874977001
5873598001	5874291001	5874995001
5873603001	5874293001	5875004001
5873614001	5874296001	5875018001
5873648001	5874301001	5875029001
5873659001	5874311001	5875044001
5873664001	5874321001	5875126001
5873667001	5874334001	5875135001
5873675001	5874347001	5875140001
5873676001	5874375001	5875171001
5873679001	5874376001	5875184001
5873683001	5874377001	5875231001
5873686001	5874378001	5875232001
5873692001	5874380001	5875233001
5873694001	5874394001	5875245001
5873701001	5874414001	5875273001
5873708001	5874416001	5875276001
5873709001	5874428001	5875287001
5873717001	5874440001	5875334001
5873718001	5874459001	5875338001
5873719001	5874472001	5875346001
5873724001	5874518001	5875347001
5873733001	5874519001	5875348001
5873738001	5874533001	5875383001
5873753001	5874539001	5875391001
5873760001	5874540001	5875397001
5873768001	5874588001	5875398001
5873776001	5874607001	5875404001
5873780001	5874615001	5875410001
5873781001	5874616001	5875414001
5873782001	5874646001	5875416001
5873825001	5874652001	5875424001
5873834001	5874664001	5875428001
5873838001	5874665001	5875432001
5873854001	5874683001	5875451001
5873858001	5874688001	5875452001
5873864001	5874721001	5875453001
5873865001	5874723001	5875463001
5873880001	5874723002	5875468001
5873882001	5874731001	5875491001
5873897001	5874732001	5875499001
5873900001	5874754001	5875511001
Loan Sale Agreement

Schedule I - 8

5875514001	5876375001	5876728001
5875519001	5876376001	5876729001
5875571001	5876381001	5876733001
5875577001	5876384001	5876735001
5875582001	5876385001	5876737001
5875587001	5876395001	5876740001
5875618001	5876403001	5876767001
5875621001	5876406001	5876781001
5875639001	5876411001	5876784001
5875652001	5876418001	5876795001
5875679001	5876419001	5876798001
5875729001	5876423001	5876801001
5875741001	5876443001	5876802001
5875747001	5876447001	5876803001
5875789001	5876450001	5876806001
5875800001	5876458001	5876815001
5875804001	5876459001	5876837001
5875847001	5876497001	5876844001
5875860001	5876498001	5876846001
5875879001	5876508001	5876849001
5875916001	5876509001	5876853001
5875917001	5876513001	5876856001
5875921001	5876516001	5876871001
5875945001	5876528001	5876879001
5875962001	5876536001	5876891001
5875991001	5876537001	5876896001
5875992001	5876543001	5876900001
5875995001	5876546001	5876907001
5876003001	5876547001	5876923001
5876019001	5876548001	5876927001
5876030001	5876552001	5876930001
5876031001	5876554001	5876934001
5876033001	5876555001	5876940001
5876036001	5876556001	5876971001
5876047001	5876575001	5876982001
5876048001	5876582001	5876983001
5876051001	5876591001	5876984001
5876065001	5876593001	5876995001
5876079001	5876596001	5877004001
5876090001	5876598001	5877008001
5876105001	5876606001	5877009001
5876124001	5876608001	5877011001
5876132001	5876623001	5877017001
5876134001	5876630001	5877020001
5876176001	5876633001	5877021001
5876186001	5876639001	5877030001
5876194001	5876641001	5877059001
5876196001	5876645001	5877060001
5876204001	5876648001	5877070001
5876221001	5876650001	5877088001
5876235001	5876662001	5877095001
5876259001	5876672001	5877099001
5876260001	5876673001	5877108001
5876261001	5876676001	5877120001
5876262001	5876680001	5877128001
5876265001	5876682001	5877135001
5876272001	5876687001	5877139001
5876298001	5876694001	5877145001
5876318001	5876695001	5877149001
5876325001	5876696001	5877151001
5876334001	5876717001	5877152001
5876339001	5876720001	5877155001
Loan Sale Agreement

Schedule I - 9

5877159001	5877680001	5878236001
5877164001	5877708001	5878238001
5877179001	5877741001	5878239001
5877180001	5877742001	5878241001
5877184001	5877743001	5878242001
5877186001	5877750001	5878248001
5877197001	5877764001	5878251001
5877201001	5877765001	5878252001
5877203001	5877790001	5878253001
5877203002	5877799001	5878254001
5877212001	5877808001	5878255001
5877217001	5877827001	5878260001
5877231001	5877828001	5878262001
5877234001	5877830001	5878263001
5877244001	5877833001	5878264001
5877252001	5877858001	5878270001
5877259001	5877864001	5878279001
5877263001	5877884001	5878281001
5877276001	5877893001	5878286001
5877287001	5877895001	5878289001
5877293001	5877896001	5878296001
5877298001	5877898001	5878301001
5877303001	5877933001	5878302001
5877308001	5877934001	5878303001
5877314001	5877953001	5878307001
5877317001	5877954001	5878311001
5877323001	5877957001	5878312001
5877325001	5877967001	5878314001
5877334001	5877969001	5878315001
5877335001	5877988001	5878319001
5877344001	5878005001	5878322001
5877347001	5878009001	5878329001
5877357001	5878019001	5878358002
5877374001	5878020001	5878364001
5877377001	5878021001	5878366001
5877390001	5878025001	5878369001
5877391001	5878028001	5878382003
5877441001	5878046001	5878391001
5877453001	5878055001	5878399001
5877454001	5878066001	5878404001
5877457001	5878104001	5878409001
5877458001	5878128001	5878416001
5877459001	5878136001	5878419001
5877460001	5878139001	5878420001
5877461001	5878140001	5878439001
5877474001	5878144001	5878447001
5877489001	5878146001	5878451001
5877492001	5878151001	5878452001
5877494001	5878170001	5878456001
5877501001	5878172001	5878465001
5877528001	5878177001	5878469001
5877565001	5878179001	5878487001
5877587001	5878180001	5878488001
5877604001	5878183001	5878497001
5877606001	5878192001	5878515001
5877608001	5878195001	5878516001
5877609001	5878201001	5878519001
5877626001	5878205001	5878521001
5877647001	5878207001	5878527001
5877650001	5878211001	5878530001
5877665001	5878232001	5878535001
5877667001	5878234001	5878544001
Loan Sale Agreement

Schedule I - 10

5878545001	5879128001	5879689001
5878546001	5879131001	5879691001
5878547001	5879181001	5879696001
5878548001	5879183001	5879701001
5878552001	5879187001	5879704001
5878561001	5879189001	5879708001
5878562001	5879202001	5879709001
5878568001	5879245001	5879710001
5878585001	5879263002	5879711001
5878596001	5879292001	5879729001
5878606001	5879314001	5879730001
5878611001	5879331001	5879735001
5878621001	5879340001	5879737001
5878628001	5879341001	5879738001
5878629001	5879344001	5879744001
5878630001	5879345001	5879745001
5878631001	5879368001	5879749001
5878634001	5879369001	5879751001
5878637001	5879370001	5879754001
5878639001	5879371001	5879768001
5878642001	5879372001	5879772001
5878644001	5879385001	5879779001
5878660001	5879388001	5879780001
5878661001	5879409001	5879782001
5878662001	5879412001	5879783001
5878666001	5879413001	5879788001
5878667001	5879431001	5879790001
5878678001	5879444001	5879791001
5878680001	5879445001	5879793001
5878689001	5879467001	5879796001
5878690001	5879477001	5879797001
5878694001	5879494001	5879799001
5878732001	5879498001	5879800001
5878735001	5879520001	5879804001
5878742001	5879526001	5879805001
5878744001	5879543001	5879806001
5878748001	5879551001	5879807001
5878750001	5879560001	5879808001
5878754001	5879561001	5879809001
5878756001	5879562001	5879810001
5878781001	5879564001	5879811001
5878793001	5879565001	5879812001
5878794001	5879579001	5879813001
5878798001	5879594001	5879814001
5878823001	5879604001	5879815001
5878845001	5879608001	5879823001
5878865001	5879633001	5879825001
5878878001	5879634001	5879826001
5878880001	5879635001	5879828001
5878882001	5879637001	5879841001
5878925001	5879639001	5879843001
5878926001	5879640001	5879844001
5878949001	5879641001	5879847001
5878950001	5879644001	5879872001
5879020001	5879652001	5879874001
5879024001	5879654001	5879882001
5879025001	5879658001	5879884001
5879026001	5879663001	5879886001
5879062001	5879665001	5879887001
5879084001	5879669001	5879888001
5879121001	5879687001	5879891001
5879127001	5879688001	5879894001
Loan Sale Agreement

Schedule I - 11

5879896001	5880077001	5880231001
5879899001	5880079001	5880234001
5879906001	5880081001	5880236001
5879909001	5880082001	5880237001
5879910001	5880083001	5880243001
5879911001	5880085001	5880245001
5879912001	5880087001	5880247001
5879922001	5880088001	5880248001
5879924001	5880096001	5880249001
5879926001	5880098001	5880250001
5879928001	5880099001	5880251001
5879929001	5880102001	5880255001
5879930001	5880105001	5880256001
5879933001	5880107001	5880257001
5879940001	5880108001	5880260001
5879952001	5880109001	5880261001
5879955001	5880115001	5880262001
5879956001	5880121001	5880264001
5879958001	5880123001	5880266001
5879959001	5880124001	5880267001
5879961001	5880127001	5880270001
5879968001	5880130001	5880273001
5879972001	5880131001	5880275001
5879973001	5880133001	5880278001
5879974001	5880135001	5880280001
5879975001	5880136001	5880281001
5879984001	5880144001	5880282001
5879987001	5880147001	5880283001
5879988001	5880150001	5880286001
5879990001	5880157001	5880287001
5879995001	5880160001	5880288001
5880008001	5880162001	5880289001
5880009001	5880163001	5880290001
5880011001	5880165001	5880293001
5880015001	5880167001	5880294001
5880016001	5880170001	5880295001
5880017001	5880171001	5880296001
5880020001	5880172001	5880297001
5880022001	5880173001	5880314001
5880030001	5880175001	5880315001
5880031001	5880176001	5880317001
5880033001	5880177001	5880318001
5880034001	5880181001	5880319001
5880036001	5880183001	5880320001
5880037002	5880185001	5880323001
5880038001	5880186001	5880325001
5880040001	5880187001	5880336001
5880041001	5880191001	5880339001
5880042001	5880192001	5880341001
5880046001	5880194001	5880342001
5880048001	5880199001	5880344001
5880049001	5880203001	5880345001
5880050001	5880204001	5880346001
5880053001	5880207001	5880348001
5880054001	5880210001	5880361001
5880056001	5880212001	5880362001
5880058001	5880213001	5880364001
5880066001	5880214001	5880365001
5880067001	5880222001	5880370001
5880068001	5880227001	5880371001
5880069001	5880228001	5880374001
5880074001	5880229001	5880376001
Loan Sale Agreement

Schedule I - 12

5880378001	5880560001	5880724001
5880380001	5880562001	5880725001
5880381001	5880563001	5880726001
5880382001	5880564001	5880727001
5880385001	5880566001	5880728001
5880386001	5880567001	5880749001
5880388001	5880568001	5880753001
5880398001	5880569001	5880757001
5880405001	5880571001	5880758001
5880406001	5880573001	5880761001
5880407001	5880575001	5880764001
5880409001	5880576001	5880765001
5880414001	5880579001	5880766001
5880419001	5880581001	5880768001
5880420001	5880583001	5880795001
5880422001	5880585001	5880803001
5880424001	5880586001	5880804001
5880426001	5880587001	5880806001
5880427001	5880588001	5880807001
5880428001	5880592001	5880842001
5880429001	5880613001	5880843001
5880431001	5880616001	5880845001
5880435001	5880618001	5880847001
5880436001	5880639001	5880860001
5880437001	5880640001	5880873001
5880443001	5880641001	5880892001
5880451001	5880642001	5880898001
5880452001	5880643001	5880899001
5880454001	5880644001	5880900001
5880457001	5880645001	5880901001
5880458001	5880646001	5880902001
5880459001	5880647001	5880904001
5880460001	5880648001	5880906001
5880461001	5880649001	5880908001
5880462001	5880651001	5880915001
5880463001	5880653001	5880917001
5880466001	5880657001	5880918001
5880469001	5880659001	5880922001
5880474001	5880664001	5880928001
5880477001	5880666001	5880932001
5880478001	5880668001	5880936001
5880479001	5880670001	5880938001
5880485001	5880671001	5880940001
5880486001	5880674001	5880941001
5880497001	5880675001	5880943001
5880499001	5880678001	5880945001
5880500001	5880679001	5880946001
5880501001	5880680001	5880952001
5880502001	5880685001	5880953001
5880503001	5880689001	5880958001
5880504001	5880691001	5880961001
5880505001	5880694001	5880963001
5880508001	5880695001	5880965001
5880509001	5880695002	5880966001
5880511001	5880702001	5880967001
5880512001	5880704001	5880969001
5880515001	5880705001	5880971001
5880516001	5880715001	5880975001
5880519001	5880716001	5880977001
5880529001	5880720001	5880979001
5880541001	5880721001	5880981001
5880542001	5880722001	5880989001
Loan Sale Agreement

Schedule I - 13

5880992001	5881141001	5881284001
5880994001	5881142001	5881285001
5880999001	5881143001	5881287001
5881000001	5881147001	5881289001
5881002001	5881156001	5881292001
5881003001	5881159001	5881294001
5881005001	5881166001	5881302001
5881006001	5881169001	5881303001
5881007001	5881174001	5881304001
5881008001	5881175001	5881305001
5881009001	5881177001	5881306001
5881010001	5881180001	5881307001
5881023001	5881182001	5881308001
5881024001	5881183001	5881312001
5881027001	5881184001	5881315001
5881028001	5881186001	5881316001
5881032001	5881187001	5881317001
5881033001	5881188001	5881319001
5881034001	5881189001	5881320001
5881035001	5881192001	5881325001
5881036001	5881198001	5881326001
5881047001	5881202001	5881328001
5881050001	5881203001	5881329001
5881051001	5881204001	5881330001
5881052001	5881205001	5881333001
5881053001	5881206001	5881335001
5881054001	5881207001	5881338001
5881055001	5881209001	5881339001
5881056001	5881210001	5881341001
5881058001	5881214001	5881346001
5881060001	5881219001	5881351001
5881063001	5881221001	5881352001
5881067001	5881222001	5881354001
5881073001	5881223001	5881355001
5881074001	5881225001	5881362001
5881078001	5881226001	5881363001
5881079001	5881227001	5881368001
5881082001	5881228001	5881372001
5881085001	5881232001	5881373001
5881086001	5881237001	5881374001
5881091001	5881240001	5881377001
5881100001	5881241001	5881378001
5881101001	5881246001	5881379001
5881103001	5881247001	5881380001
5881106001	5881248001	5881381001
5881112001	5881249001	5881382001
5881113001	5881250001	5881386001
5881114001	5881252001	5881388001
5881116001	5881253001	5881389001
5881119001	5881254001	5881391001
5881120001	5881255001	5881392001
5881122001	5881257001	5881393001
5881123001	5881259001	5881396001
5881125001	5881260001	5881397001
5881127001	5881264001	5881401001
5881130001	5881266001	5881405001
5881135001	5881267001	5881408001
5881136001	5881268001	5881409001
5881137001	5881269001	5881413001
5881138001	5881270001	5881417001
5881139001	5881277001	5881418001
5881140001	5881283001	5881421001
Loan Sale Agreement

Schedule I - 14

5881422001	5881548001	5881693001
5881423001	5881549001	5881696001
5881424001	5881550001	5881697001
5881425001	5881551001	5881698001
5881426001	5881559001	5881699001
5881432001	5881560001	5881700001
5881433001	5881561001	5881702001
5881435001	5881562001	5881703001
5881442001	5881564001	5881704001
5881445001	5881566001	5881711001
5881446001	5881567001	5881712001
5881449001	5881569001	5881713001
5881450001	5881572001	5881716001
5881452001	5881577001	5881721001
5881453001	5881580001	5881725001
5881454001	5881581001	5881726001
5881455001	5881583001	5881731001
5881456001	5881584001	5881732001
5881457001	5881585001	5881734001
5881458001	5881586001	5881738001
5881459001	5881593001	5881739001
5881461001	5881594001	5881741001
5881462001	5881601001	5881744001
5881464001	5881602001	5881745001
5881466001	5881606001	5881750001
5881467001	5881609001	5881751001
5881468001	5881611001	5881752001
5881475001	5881614001	5881753001
5881477001	5881616001	5881754001
5881478001	5881617001	5881755001
5881479001	5881619001	5881763001
5881486001	5881620001	5881765001
5881488001	5881623001	5881775001
5881489001	5881624001	5881778001
5881493001	5881625001	5881779001
5881497001	5881631001	5881780001
5881498001	5881632001	5881781001
5881502001	5881633001	5881783001
5881504001	5881634001	5881784001
5881505001	5881635001	5881785001
5881506001	5881637001	5881788001
5881508001	5881639001	5881789001
5881509001	5881641001	5881793001
5881513001	5881644001	5881795001
5881514001	5881645001	5881796001
5881517001	5881647001	5881797001
5881518001	5881648001	5881798001
5881519001	5881651001	5881799001
5881520001	5881652001	5881800001
5881521001	5881653001	5881801001
5881522001	5881656001	5881805001
5881523001	5881657001	5881806001
5881524001	5881665001	5881814001
5881525001	5881669001	5881816001
5881531001	5881670001	5881821001
5881534001	5881671001	5881824001
5881536001	5881672001	5881825001
5881539001	5881676001	5881826001
5881541001	5881679001	5881831001
5881544001	5881686001	5881836001
5881545001	5881687001	5881837001
5881547001	5881689001	5881838001
Loan Sale Agreement

Schedule I - 15

5881841001	5881998001	5882143001
5881847001	5881999001	5882144001
5881848001	5882000001	5882146001
5881849001	5882006001	5882147001
5881851001	5882007001	5882151001
5881856001	5882015001	5882153001
5881857001	5882016001	5882155001
5881859001	5882019001	5882158001
5881860001	5882022001	5882159001
5881861001	5882023001	5882162001
5881862001	5882024001	5882165001
5881878001	5882026001	5882169001
5881879001	5882031001	5882171001
5881881001	5882032001	5882172001
5881887001	5882034001	5882173001
5881893001	5882035001	5882183001
5881895001	5882036001	5882184001
5881898001	5882038001	5882185001
5881900001	5882040001	5882186001
5881905001	5882042001	5882188001
5881909001	5882045001	5882189001
5881910001	5882049001	5882191001
5881911001	5882050001	5882192001
5881912001	5882051001	5882201001
5881913001	5882052001	5882204001
5881914001	5882053001	5882205001
5881915001	5882054001	5882211001
5881916001	5882055001	5882212001
5881917001	5882056001	5882214001
5881918001	5882057001	5882216001
5881923001	5882065001	5882217001
5881927001	5882073001	5882221001
5881933001	5882074001	5882222001
5881936001	5882076001	5882223001
5881938001	5882084001	5882225001
5881939001	5882085001	5882227001
5881946001	5882086001	5882229001
5881951001	5882089001	5882230001
5881952001	5882092001	5882234001
5881954001	5882094001	5882248001
5881955001	5882095001	5882249001
5881956001	5882096001	5882250001
5881957001	5882097001	5882251001
5881959001	5882098001	5882252001
5881964001	5882107001	5882254001
5881967001	5882110001	5882257001
5881969001	5882111001	5882258001
5881973001	5882113001	5882259001
5881975001	5882114001	5882261001
5881976001	5882115001	5882262001
5881977001	5882116001	5882264001
5881978001	5882122001	5882265001
5881979001	5882127001	5882266001
5881980001	5882128001	5882267001
5881984001	5882129001	5882268001
5881986001	5882133001	5882270001
5881987001	5882135001	5882279001
5881988001	5882136001	5882280001
5881989001	5882137001	5882283001
5881990001	5882138001	5882285001
5881993001	5882139001	5882286001
5881994001	5882142001	5882287001
Loan Sale Agreement

Schedule I - 16

5882288001	5882424001	5882551001
5882290001	5882425001	5882552001
5882291001	5882428001	5882558001
5882292001	5882429001	5882559001
5882293001	5882430001	5882564001
5882294001	5882431001	5882569001
5882295001	5882433001	5882570001
5882296001	5882435001	5882571001
5882297001	5882438001	5882572001
5882298001	5882439001	5882574001
5882301001	5882442001	5882576001
5882305001	5882445001	5882577001
5882306001	5882447001	5882578001
5882307001	5882449001	5882579001
5882308001	5882455001	5882584001
5882309001	5882456001	5882590001
5882310001	5882458001	5882591001
5882311001	5882460001	5882592001
5882314001	5882461001	5882597001
5882315001	5882462001	5882602001
5882316001	5882463001	5882603001
5882318001	5882464001	5882605001
5882329001	5882465001	5882606001
5882337001	5882466001	5882607001
5882340001	5882469001	5882608001
5882341001	5882478001	5882621001
5882342001	5882483001	5882625001
5882345001	5882485001	5882629001
5882346001	5882487001	5882631001
5882355001	5882488001	5882633001
5882367001	5882489001	5882635001
5882368001	5882491001	5882636001
5882370001	5882494001	5882637001
5882373001	5882495001	5882638001
5882374001	5882496001	5882642001
5882375001	5882497001	5882651001
5882376001	5882498001	5882653001
5882377001	5882499001	5882654001
5882378001	5882500001	5882658001
5882381001	5882501001	5882659001
5882382001	5882503001	5882660001
5882383001	5882504001	5882665001
5882390001	5882506001	5882667001
5882391001	5882507001	5882673001
5882392001	5882508001	5882677001
5882395001	5882509001	5882679001
5882396001	5882513001	5882680001
5882397001	5882524001	5882684001
5882398001	5882528001	5882688001
5882400001	5882529001	5882695001
5882401001	5882531001	5882697001
5882404001	5882532001	5882701001
5882405001	5882533001	5882704001
5882409001	5882535001	5882705001
5882412001	5882537001	5882708001
5882412002	5882541001	5882710001
5882413001	5882545001	5882712001
5882415001	5882546001	5882716001
5882416001	5882547001	5882717001
5882417001	5882548001	5882718001
5882421001	5882549001	5882719001
5882422001	5882550001	5882720001
Loan Sale Agreement

Schedule I - 17

5882721001	5882893001	5882998001
5882722001	5882894001	5883000001
5882724001	5882895001	5883002001
5882725001	5882896001	5883003001
5882726001	5882897001	5883007001
5882727001	5882898001	5883008001
5882738001	5882899001	5883013001
5882742001	5882900001	5883014001
5882743001	5882903001	5883016001
5882775001	5882904001	5883020001
5882776001	5882905001	5883022001
5882777001	5882906001	5883023001
5882778001	5882908001	5883024001
5882780001	5882910001	5883025001
5882781001	5882911001	5883026001
5882782001	5882919001	5883027001
5882786001	5882922001	5883028001
5882787001	5882923001	5883031001
5882788001	5882925001	5883031002
5882789001	5882927001	5883031003
5882792001	5882928001	5883031004
5882796001	5882929001	5883031005
5882800001	5882931001	5883034001
5882801001	5882933001	5883036001
5882802001	5882934001	5883037001
5882803001	5882939001	5883037002
5882804001	5882940001	5883037003
5882805001	5882943001	5883037004
5882806001	5882944001	5883037005
5882807001	5882945001	5883037006
5882822001	5882947001	5883042001
5882828001	5882948001	5883043001
5882829001	5882949001	5883046001
5882830001	5882950001	5883048001
5882832001	5882951001	5883049001
5882835001	5882955001	5883050001
5882843001	5882957001	5883054001
5882844001	5882958001	5883056001
5882847001	5882959001	5883059001
5882850001	5882960001	5883060001
5882851001	5882962001	5883061001
5882852001	5882964001	5883062001
5882857001	5882970001	5883064001
5882859001	5882973001	5883065001
5882861001	5882974001	5883079001
5882863001	5882976001	5883080001
5882865001	5882978001	5883081001
5882866001	5882980001	5883082001
5882869001	5882981001	5883083001
5882872001	5882982001	5883085001
5882873001	5882983001	5883086001
5882875001	5882985001	5883087001
5882877001	5882986001	5883088001
5882880001	5882987001	5883089001
5882881001	5882989001	5883091001
5882882001	5882990001	5883095001
5882883001	5882992001	5883098001
5882884001	5882993001	5883099001
5882888001	5882994001	5883100001
5882889001	5882995001	5883101001
5882890001	5882996001	5883103001
5882892001	5882997001	5883104001
Loan Sale Agreement

Schedule I - 18

5883105001	5883199001	5883315001
5883106001	5883200001	5883317001
5883107001	5883201001	5883319001
5883108001	5883202001	5883320001
5883109001	5883203001	5883322001
5883111001	5883204001	5883333001
5883112001	5883205001	5883335001
5883113001	5883206001	5883338001
5883117001	5883208001	5883344001
5883119001	5883209001	5883348001
5883120001	5883210001	5883353001
5883121001	5883211001	5883354001
5883122001	5883212001	5883358001
5883124001	5883221001	5883359001
5883126001	5883225001	5883360001
5883127001	5883226001	5883362001
5883128001	5883227001	5883363001
5883129001	5883228001	5883364001
5883130001	5883230001	5883365001
5883131001	5883231001	5883366001
5883133001	5883233001	5883368001
5883134001	5883234001	5883369001
5883135001	5883235001	5883378001
5883139001	5883236001	5883379001
5883142001	5883239001	5883389001
5883143001	5883240001	5883398001
5883144001	5883241001	5883399001
5883145001	5883242001	5883400001
5883146001	5883242002	5883401001
5883147001	5883242003	5883403001
5883148001	5883244001	5883403002
5883149001	5883245001	5883403003
5883150001	5883246001	5883404001
5883151001	5883247001	5883411001
5883154001	5883252001	5883412001
5883156001	5883253001	5883414001
5883157001	5883257001	5883415001
5883160001	5883259001	5883417001
5883161001	5883260001	5883418001
5883162001	5883261001	5883419001
5883163001	5883262001	5883420001
5883164001	5883263001	5883421001
5883165001	5883265001	5883422001
5883166001	5883267001	5883423001
5883172001	5883270001	5883424001
5883176001	5883274001	5883425001
5883178001	5883282001	5883426001
5883180001	5883283001	5883427001
5883181001	5883286001	5883428001
5883182001	5883289001	5883429001
5883183001	5883290001	5883430001
5883184001	5883292001	5883431001
5883185001	5883293001	5883433001
5883186001	5883294001	5883434001
5883188001	5883299001	5883436001
5883191001	5883307001	5883442001
5883193001	5883308001	5883444001
5883194001	5883309001	5883446001
5883195001	5883310001	5883447001
5883196001	5883311001	5883448001
5883197001	5883312001	5883449001
5883198001	5883313001	5883450001
Loan Sale Agreement

Schedule I - 19

5883451001	5883564001	4205452003
5883452001	5883569001	4212169008
5883453001	5883570001	4215523002
5883455001	5883571001	4218813016
5883456001	5883573001	4218813017
5883457001	5883576001	4224585009
5883458001	5883578001	4253500003
5883459001	5883579001	4253500019
5883460001	5883580001	4255524002
5883461001	5883581001	4260705003
5883462001	5883588001	4270375002
5883463001	5883593001	4271175009
5883465001	5883596001	4275626002
5883467001	5883598001	4278984001
5883469001	5883600001	4285767003
5883470001	5883604001	4287636007
5883471001	5883606001	4293507002
5883472001	5883607001	4294357006
5883477001	5883610001	4303397001
5883478001	5883611001	4307539001
5883479001	5883615001	4309409002
5883490001	5883616001	4313165001
5883491001	5883618001	4314605001
5883495001	5883620001	4315662002
5883496001	5883621001	4318566004
5883497001	5883623001	4319266001
5883498001	5883625001	4319425001
5883499001	5883626001	4319425002
5883501001	5883627001	4320511001
5883505001	5883628001	4322647007
5883506001	5883630001	4322647008
5883509001	5883631001	4322994001
5883510001	5883632001	4323387001
5883512001	5883634001	4323837001
5883513001	5883635001	4325767001
5883514001	5883638001	4326863001
5883515001	5883641001	4326863002
5883516001	5883644001	4328410002
5883524001	5883646001	4328790001
5883527001	5883650001	4335314001
5883529001	5883651001	4344238001
5883531001	5883653001	4346975030
5883534001	5883654001	4349442007
5883536001	5883658001	4350422001
5883537001	5883659001	4351919001
5883538001	5883664001	4354080009
5883539001	5883666001	4354777003
5883540001	5883673001	4355935001
5883541001	5883678001	4359911004
5883542001	5883683001	4369886004
5883543001	5883689001	4374975006
5883545001	5883693001	4381315003
5883550001	5883694001	4389451011
5883551001	2099585003	4391223006
5883553001	2099591002	4395483001
5883554001	4114239015	4398882012
5883557001	4114239016	4399448020
5883559001	4144386004	4401917004
5883560001	4147410010	4425066003
5883561001	4169500002	4438088002
5883562001	4171597003	4448565005
5883563001	4191625002	4448725003
Loan Sale Agreement

Schedule I - 20

4464296018	8359550001	8378505002
4464862003	8360337001	8378505003
4465971022	8361782001	8380453001
4465971027	8362391002	8380455002
4467083001	8362727001	8380455004
4470162001	8362727002	8380598002
4474021003	8362753001	8381139001
4488117001	8362773001	8381639001
4491050001	8362894001	8385620001
4491492004	8362895001	8385955001
4498502002	8362933001	8385965002
6991300004	8363215001	8386175001
7150490003	8363256001	8387545002
7176636006	8363363001	8387587002
7194014004	8363363002	8388368002
7286437002	8363363003	8388368003
7330476002	8363363004	8389102001
7341415002	8363363006	8389148001
7406513004	8363369001	8389452001
7426995003	8363373003	8390133001
7429165005	8363425001	8390591001
7516126001	8363467001	8391884001
7526202001	8363627001	8392343001
7558672001	8364199001	8393892001
7578048001	8364497001	8394230001
7579836001	8364503001	8394875001
7584455001	8364629001	8394875002
7586394001	8366014001	8395116002
7586697001	8366016001	8395181001
7590855001	8366016002	8395902001
7592364001	8366156001	8396412001
7593694001	8366180001	8397506001
7600987001	8367988001	8398144001
7601500001	8368350001	8398152001
7603169001	8368886001	8398214001
7606052001	8368904001	8398295002
7606061001	8369348001	8398401002
7606187001	8369673002	8398401003
7607700001	8369942002	8398401004
7616108001	8369943001	8401072001
7616914001	8369946001	8401274001
7619774001	8369951002	8401288001
8311225006	8370168001	8401620001
8311532002	8370236001	8401914001
8324025003	8370478002	8401914002
8328850010	8370478003	8401967001
8332509002	8370517002	8402209001
8333206001	8370517003	8402646002
8340831001	8370560001	8402646003
8341270002	8370765001	8402771001
8343980002	8370810001	8402877001
8347020001	8370845001	8403359001
8347737002	8371122001	8403375001
8347737003	8371608002	8403863001
8351903001	8371977002	8404604001
8352225002	8373327002	8404943001
8354246001	8374110001	8405033001
8356509004	8374110002	8405229001
8358460001	8376327002	8405515001
8358601002	8377093003	8405561001
8359049001	8377204001	8406047001
8359408001	8377204002	8406337001
Loan Sale Agreement

Schedule I - 21

8406547001	8409165001	8416359001
8406657001	8409170001	8416552002
8406709001	8409574001	8417002001
8406820001	8409626001	8417417001
8406967001	8410904001	8417451001
8407082001	8411450001	8418114001
8407437001	8411859001	8418580001
8407893001	8411909001	8418882001
8407935001	8412040001	8419601001
8408044001	8412073001	8419925001
8408209001	8412650001	8420436001
8408294001	8412730001	8420703001
8408565001	8412929001	8420717001
8408646001	8413087001	8421562001
8408680001	8413973001	8421562002
8408786001	8413979001	8422306001
8408811001	8415127001	8422312001
8408890001	8415750002	8422473001
8408930001	8416057001	9014200008
8409129001	8416309001
Loan Sale Agreement

Schedule I - 22

7549190001
4161865003	7562145001
4175073003	7572170001
4188759002	7585318001
4253512003	7589448001
4253512004	7602359001
4262499002	7604839001
4301127004	8318710003
4341146001	8320047005
4341727001	8320047006
4343612001	8325231003
4362195003	8329198001
4403161011	8331830002
4414493004	8332037003
4414493005	8372409001
4414493006	8381166001
4414755006	8390207001
4427626005	8390293001
4441818002	8395190001
4447255004	8396224001
4481581005	8401687001
4494911007	8404021001
7115291002	8404021002
7237747002	8418658001
7329297002
Loan Sale Agreement

Schedule I - 23

2099379003	4221098069	4298832004
3001434024	4221131007	4299215011
4052582002	4221131008	4299215014
4065492009	4221137019	4299648002
4111444004	4221888005	4300571004
4125966008	4224581004	4302268003
4127417003	4224581005	4303149002
4132322040	4225151033	4303149003
4132322041	4225571003	4303149005
4139688068	4231944006	4303166001
4139688069	4244039038	4304024001
4143575007	4244039039	4304943001
4143968006	4245717002	4305735002
4144433008	4250037002	4305819004
4149010005	4254936002	4306616001
4153257003	4255932004	4306870001
4156162011	4255932005	4307416007
4157645002	4259919019	4308170004
4158045002	4260374004	4308179001
4158386012	4262745001	4308369001
4158386015	4264154002	4309422004
4158386016	4264443011	4309528005
4158386017	4264443012	4310270002
4159185019	4264443013	4310586001
4159185020	4265877021	4310629006
4165096004	4265890003	4310988014
4165404003	4267193005	4311240012
4166640006	4270069002	4311718001
4167248004	4273620007	4314705004
4167890002	4274071003	4315151001
4168134008	4274201002	4315496003
4168377009	4275124002	4315565001
4174082004	4275662003	4316125001
4177832003	4275903007	4316406001
4182261005	4278364003	4316545001
4183504011	4278501002	4316642001
4183649007	4283017002	4316642002
4183649018	4286554004	4318253001
4185589003	4287782002	4318482004
4185589004	4288280019	4319869001
4187131013	4288280020	4320403001
4188132008	4291228003	4321239001
4189085020	4291904026	4321665003
4189710012	4292640005	4321985001
4191295013	4293081001	4322370002
4192019004	4293081002	4322674001
4193316005	4293081006	4322946006
4195080010	4295172007	4323125001
4198518002	4295609017	4323220002
4201156012	4295670010	4323531001
4204401004	4295670012	4323610001
4205093002	4295670013	4323630001
4206769004	4296703001	4323769002
4214005002	4297248002	4323845001
4214005003	4297275004	4324054001
4216267002	4297834004	4324791001
4217601005	4297858005	4325212001
4217715083	4298832002	4325424004
Loan Sale Agreement

Schedule I - 24

4326540004	4345544004	4373034002
4326636001	4345643002	4373283009
4326919001	4345839001	4375420006
4327171002	4345843005	4375420007
4327563001	4345843006	4376530002
4327690001	4345843008	4376956003
4328463001	4345920003	4377910001
4328785001	4346110009	4379084006
4328866001	4346825001	4381124014
4329206001	4347057001	4381196003
4329292005	4347928003	4382277002
4329676010	4348105001	4383470001
4329676011	4348195002	4384453001
4330180004	4348195003	4384820008
4330250001	4348491001	4385056005
4330359001	4348746001	4385148003
4330770001	4348792005	4385589006
4330772001	4349165001	4385826003
4330849001	4349940001	4385849006
4331563001	4350520001	4385855005
4331563002	4350775009	4386283008
4331905001	4350775010	4386283009
4331905002	4350975002	4386290001
4331933001	4351933002	4386763011
4331948002	4352300002	4387235004
4332329001	4352544001	4387752002
4332453002	4352791004	4387953004
4332848001	4352802001	4388821003
4333061001	4352877001	4390122003
4333784001	4353006001	4390275005
4334939001	4353828001	4390275006
4334992001	4354854001	4390275007
4335333004	4354998008	4391348003
4335333005	4355124001	4391440009
4335333006	4355803002	4391440010
4335333007	4355875003	4392013006
4335556001	4356015001	4392013007
4335873001	4356126004	4395359005
4335916005	4356222001	4396499007
4336196001	4357716002	4398720007
4336528001	4357786001	4398720008
4336777001	4357932004	4398720009
4338074003	4359056001	4399147003
4338481001	4359256004	4399542003
4339162001	4359540001	4399542004
4339287001	4360013008	4403696005
4339850006	4360123001	4403696006
4340040003	4361093001	4404115002
4340348001	4361452009	4405388005
4341707001	4364027005	4406576003
4342301004	4365371005	4406811002
4342793001	4366168004	4408293002
4342943047	4366476007	4408490009
4342974007	4367464012	4408490010
4343005002	4367834002	4409198020
4343055001	4368241001	4410209007
4343055004	4368885005	4410443002
4343340005	4368885006	4411207002
4344921001	4370254002	4411854003
4345038003	4371104002	4413052003
4345203001	4371344004	4413194007
4345544003	4371344005	4413303003
Loan Sale Agreement

Schedule I - 25

4413303004	4448570003	4485055001
4413386003	4449238005	4485347001
4413442002	4450220005	4485677002
4414804003	4452681001	4485984004
4414875003	4454354004	4486103003
4414882003	4457001002	4486336002
4415152003	4457212002	4486411002
4415411005	4457690002	4487289001
4415706003	4458190005	4488447002
4416836004	4460115003	4488895001
4416920004	4460115004	4488996001
4417350003	4460115005	4489052002
4418230002	4460124001	4489154004
4418668001	4460477006	4489581001
4419510003	4461983001	4489704001
4419511004	4462231002	4489745002
4419875004	4462603003	4490025002
4420251003	4463824001	4490565002
4422856003	4464794005	4490825002
4423781003	4465093004	4491105001
4425601005	4465162002	4491861001
4426110003	4465314006	4491906002
4426349003	4466285002	4492372006
4427269003	4466703001	4492372008
4427269004	4467183001	4492372009
4427819003	4468796002	4492372010
4431774004	4468999001	4492377002
4431774005	4469545001	4492421004
4431774006	4469607001	4493402001
4431814003	4469761003	4494610002
4432035007	4470200001	4494610004
4432098007	4470799001	4496326001
4432920002	4471429022	4496461002
4433327008	4472044002	4496657001
4434003006	4472046001	4497034002
4434015006	4472160001	4497191003
4434587003	4472670003	4497335002
4435572015	4473089001	4497626001
4435572019	4473771001	6756668015
4436482003	4473959003	6862733031
4437297002	4475851001	6904425018
4438211003	4476247002	6963865005
4439037003	4476311001	6964831010
4439089003	4476565002	6972618008
4440610007	4476693002	6972618009
4441833002	4476786002	6990324011
4441992008	4477374001	7054080003
4442400006	4477926001	7069476026
4442761005	4478504001	7071121032
4442804005	4478519001	7114691010
4442911010	4479555003	7138579002
4442911012	4480059004	7139544008
4443089008	4480287003	7167270002
4443089009	4480288003	7185120004
4443106002	4480325003	7195333002
4443112001	4481529001	7201126002
4443115004	4483712001	7205306002
4443115005	4484065001	7209950003
4443431005	4484618004	7214804003
4443826001	4484764003	7229456003
4444944003	4484851003	7230484002
4447582004	4484851004	7235993002
Loan Sale Agreement

Schedule I - 26

7238165002	7526910001	7601759001
7250842002	7537536001	7602417001
7251376002	7547777001	7602910001
7253262009	7553838003	7603002001
7254412002	7556399001	7603513001
7267654002	7559390001	7603621001
7268891003	7560946001	7603621002
7268891004	7562331001	7603831001
7273492002	7564973001	7603869002
7282108002	7565655001	7603884001
7283377002	7566098001	7604125001
7286218002	7566197001	7604520001
7291762002	7566321001	7604582001
7296837003	7570394001	7604681001
7296898002	7570397001	7604816001
7300700002	7571786001	7605000001
7301044001	7571786002	7605313001
7310811002	7572304001	7605519001
7312574003	7574230001	7605702001
7314606010	7574657001	7605743001
7328145002	7575770001	7605851001
7334924002	7576851001	7605852001
7342213002	7578607001	7605997001
7350249002	7578880001	7606017001
7350729002	7579375001	7606053001
7350951001	7579628001	7606103001
7362387002	7580960001	7606150001
7363481006	7582192001	7606172001
7363481007	7582657001	7606237001
7363481008	7582710001	7606283001
7365213002	7583464001	7606302001
7366635002	7585254001	7606458001
7369082004	7585609001	7606592001
7374703002	7585618001	7606795001
7375748001	7586633001	7607067001
7376311005	7587143001	7607186001
7380817003	7587382001	7607515001
7385588023	7588896001	7607521001
7388655002	7589293001	7608075001
7397371003	7590614001	7608750001
7397677003	7590702002	7609656001
7399547002	7591277001	7611008001
7401546008	7593005001	7611298001
7403393004	7593068001	7611485001
7403603002	7593171001	7611909001
7417989003	7593504001	7611933001
7419529002	7594578001	7613023001
7435354003	7594806001	7614276001
7435354005	7595382001	7614563001
7444360003	7596232001	7614926001
7445337003	7597542001	7618097001
7457355001	7597763001	7621394001
7457516004	7597869001	7622851001
7457637003	7598235001	7624977001
7465701001	7598386001	8318185001
7466868004	7598502001	8318427003
7474198002	7599188001	8318540001
7484386003	7599291001	8319875002
7487943002	7599653001	8321001002
7499053002	7599725001	8321516006
7513862003	7600180001	8321520002
7521413001	7601283001	8321778001
Loan Sale Agreement

Schedule I - 27

8323872002	8348635001	8363458001
8324208005	8349009001	8363607001
8324208006	8349643001	8363704001
8324379002	8350025003	8364037001
8325184001	8350558001	8364112001
8325375002	8350665002	8364242001
8325765002	8350923002	8364490001
8325921002	8351263001	8364587001
8326583001	8351265001	8364848001
8326707001	8351268001	8364889002
8326715002	8351563006	8365172003
8327890002	8351563007	8365249001
8328849001	8352062008	8365339001
8330063002	8352096016	8365425001
8330189002	8352104001	8365425002
8330515003	8352889001	8365460002
8330886002	8352919001	8365460005
8331163011	8352919002	8365460006
8331611002	8353407001	8365824002
8331769003	8354114001	8366101001
8332931003	8354201001	8366172001
8333013003	8354606003	8366436001
8333081003	8355178001	8366535007
8333353002	8355265001	8366575002
8333401003	8355602002	8367289001
8333429002	8355602003	8367435001
8333740008	8355602006	8367490001
8334116002	8355602007	8367543001
8334501002	8355896002	8367936001
8334926004	8356508001	8368392002
8334926005	8356629012	8368691003
8334978002	8356629019	8368778001
8335582003	8356629020	8369049001
8337018001	8356629021	8369176002
8337698004	8356629022	8369233001
8337802001	8356629023	8369234001
8338145001	8356629024	8369234002
8338537002	8356629025	8369234003
8338576002	8356630002	8369249001
8339533001	8357210001	8369249002
8340332003	8357926001	8369249003
8341840001	8357963001	8369249004
8342103002	8358076001	8369249005
8343012002	8358160003	8369250001
8343014001	8359045001	8369250002
8343179002	8359045002	8369250003
8343325003	8359056001	8369250004
8343391002	8359056003	8369320001
8344542004	8359378001	8369360001
8344736001	8359589001	8369380003
8344992001	8359728002	8369523002
8345669009	8359979001	8369720001
8345866001	8360173001	8369856001
8346223002	8361727001	8369870003
8346224002	8361799001	8370126001
8346226002	8362812003	8370232002
8346227002	8362909001	8370232003
8346235002	8362909002	8370475002
8346798002	8363201004	8370478001
8346948001	8363244001	8370651001
8347249002	8363309001	8370713001
8347294005	8363363005	8370858001
Loan Sale Agreement

Schedule I - 28

8370874001	8381058001	8390354001
8370903001	8381081001	8390378001
8370968001	8381655004	8390378002
8370969001	8381783001	8390638001
8370970001	8382602004	8390651001
8370971001	8382700001	8390651002
8371029001	8382864001	8390668001
8371031001	8382912003	8390728012
8371038001	8382912004	8390728014
8371039001	8382912005	8390753002
8371045001	8383022001	8390782001
8371122002	8383207003	8390801001
8371608001	8383207004	8390904007
8371787002	8383207005	8390984001
8372119002	8383207006	8391015001
8373029001	8383438001	8391093002
8373623001	8383605002	8391150002
8373657001	8383961002	8391188001
8373721003	8384170001	8391247001
8373863001	8384501001	8391317001
8374013001	8384502001	8391335002
8374367002	8384503001	8391579001
8374388002	8384632002	8391642002
8374515001	8384843002	8391738001
8374520001	8385074002	8391937001
8374641001	8385188001	8391988001
8375077001	8385251002	8392009001
8375200001	8385349002	8392128001
8375383001	8385763005	8392248001
8375383002	8385995002	8392433002
8375523003	8386233001	8392455001
8375700002	8386540001	8392462001
8375724001	8386573001	8392991001
8375727001	8386664002	8393054001
8375841003	8386695001	8393067001
8376040001	8387068001	8393089001
8376040002	8387194001	8393297001
8376104002	8387326001	8393577001
8376395001	8387498001	8393621001
8376512001	8387654002	8394045001
8376513001	8387810002	8394049001
8376804002	8387856002	8394049002
8376804004	8387871001	8394185001
8377097002	8387887002	8394229001
8377228001	8387943003	8394284001
8377381001	8388466002	8394358001
8377397002	8388784001	8394358002
8377397003	8388896001	8394384001
8377397004	8388896002	8394407002
8378104001	8388902001	8394455001
8378326002	8389276001	8394514001
8378434001	8389320001	8394549001
8378544001	8389463001	8394571001
8378646002	8389475001	8394625001
8378951002	8389647001	8394772002
8379041001	8389887001	8394859002
8379112001	8389909002	8394859003
8379118001	8389941001	8394859004
8379823001	8389956001	8395048001
8379842003	8389993001	8395057001
8379842004	8390068001	8395126001
8380192003	8390150001	8395130001
Loan Sale Agreement

Schedule I - 29

8395328001	8399906002	8403833001
8395355001	8399906003	8403833003
8395688002	8399972001	8403895001
8395705001	8400409001	8403950001
8395760002	8400411001	8403962001
8395817001	8400411002	8404039001
8395973001	8400429002	8404054001
8396070001	8400464001	8404063001
8396088001	8400515002	8404091001
8396277002	8400542001	8404142001
8396320002	8400664001	8404220001
8396327001	8400849001	8404319001
8396404001	8400849003	8404319002
8396619001	8400849004	8404454001
8396620001	8401183001	8404460001
8396628001	8401295001	8404609001
8396744001	8401598001	8404621001
8396929001	8401663001	8404630001
8396996001	8401752001	8404796001
8397067001	8401752002	8404891001
8397099001	8401919001	8404907001
8397163001	8402010001	8404936001
8397218002	8402022001	8404970001
8397297001	8402097001	8404970002
8397330001	8402169001	8405006002
8397613001	8402187001	8405029001
8397627001	8402231001	8405052001
8397704002	8402449001	8405114001
8397933001	8402462001	8405129001
8397935001	8402539001	8405178001
8397942002	8402547001	8405206001
8398076001	8402604001	8405216001
8398113001	8402609001	8405237002
8398127001	8402629001	8405237003
8398146001	8402675001	8405237004
8398222001	8402675002	8405279001
8398222002	8402691001	8405285001
8398222003	8402749001	8405362001
8398222004	8402835001	8405399001
8398231001	8402925001	8405464001
8398231002	8402952001	8405465001
8398301001	8402979001	8405508001
8398723001	8402998001	8405520001
8398735001	8403047002	8405578001
8398750001	8403092001	8405581001
8398784001	8403189001	8405660003
8398934001	8403266001	8405704001
8398934002	8403309001	8405709001
8398934003	8403330001	8405715002
8398934004	8403395001	8405739001
8399056001	8403408001	8405765001
8399056002	8403415001	8405770001
8399108001	8403443002	8405826001
8399157001	8403513001	8405837001
8399389001	8403524001	8405849001
8399447001	8403572001	8405869001
8399653001	8403614001	8405871001
8399671001	8403618001	8405874001
8399709001	8403633001	8405940001
8399766002	8403635001	8405966001
8399824001	8403647001	8405967001
8399845001	8403693001	8406012001
Loan Sale Agreement

Schedule I - 30

8406015001	8407669001	8410282001
8406066001	8407694002	8410388001
8406097001	8407711001	8410398001
8406099001	8407712001	8410486001
8406101001	8407729001	8410549001
8406147001	8407791001	8410555001
8406155001	8407805001	8410568001
8406183001	8407834001	8410594001
8406209001	8407878001	8410594002
8406217001	8407899001	8410614001
8406234001	8407967001	8410681001
8406241001	8408330001	8410715001
8406254001	8408381001	8410795001
8406284001	8408431001	8410861002
8406284002	8408449001	8411125001
8406311001	8408452001	8411140001
8406369001	8408593001	8411145001
8406371001	8408609001	8411250001
8406557001	8408617001	8411278001
8406648001	8408701001	8411345001
8406677001	8408787001	8411398001
8406677002	8408797001	8411399001
8406717001	8408801001	8411424001
8406718001	8408874001	8411424002
8406760001	8408897001	8411769001
8406760002	8408920001	8411787001
8406853001	8408948001	8411805001
8406859001	8408948002	8411849001
8406866001	8409011001	8411867001
8406895001	8409028001	8412168001
8406952001	8409102001	8412187001
8407040001	8409111001	8412190001
8407086001	8409147001	8412199001
8407100001	8409158001	8412270001
8407104001	8409199001	8412285001
8407118002	8409251001	8412285002
8407135001	8409263001	8412459001
8407158001	8409282001	8412473001
8407186001	8409304001	8412498001
8407208001	8409396001	8412498002
8407240001	8409461001	8412693001
8407241001	8409462001	8412885001
8407246001	8409462004	8413081001
8407283001	8409463001	8413139001
8407302001	8409476001	8413200001
8407317001	8409494001	8413434001
8407322001	8409538001	8413517001
8407361001	8409595001	8413539001
8407371001	8409603001	8413581001
8407376001	8409669001	8413585001
8407399001	8409703001	8413585002
8407409001	8409713001	8413774001
8407433001	8409765001	8413805001
8407436001	8409790001	8413823001
8407482001	8409806001	8413952001
8407535001	8409962001	8413954001
8407564002	8409993001	8413975001
8407592002	8410051001	8414060001
8407602001	8410051003	8414305001
8407603001	8410148001	8414332001
8407606001	8410164001	8414338001
8407635001	8410239001	8414378001
Loan Sale Agreement

Schedule I - 31

8414391001	8417404001	8420339001
8414440001	8417526001	8420374001
8414459001	8417569001	8420408001
8414515001	8417632001	8420468001
8414613001	8417676001	8420533001
8414655001	8417902001	8420689001
8414958001	8418086001	8420883001
8415070001	8418090001	8420951001
8415235001	8418133001	8421085001
8415242001	8418135001	8421141001
8415242002	8418218001	8421509001
8415454001	8418255001	8421757001
8415929002	8418305001	8421845001
8416007001	8418319001	8421908001
8416070001	8418397001	8421950001
8416075001	8418662001	8421966001
8416178001	8418843001	8422283001
8416183001	8418878001	8422300001
8416201001	8418986001	8422373001
8416220001	8419327001	8422451001
8416338001	8419488001	8422479001
8416363001	8419584001	8422480001
8416478001	8419703001	8422486001
8416484001	8419745001	8422513001
8416514001	8419764001	8423517001
8416536001	8419776001	8424109001
8416562001	8419888002	8424439001
8416601001	8419942001	8424894001
8416736001	8419958001	9012224009
8416794001	8419975001	9022796005
8416807001	8419980001	9023138004
8416836001	8420043001	9025260003
8416969001	8420046001	9030297008
8416979001	8420067001	9050365005
8417035001	8420284001
8417309001	8420292001
Loan Sale Agreement

Schedule I - 32

2099576005	8332530001	8383317001
4246011002	8334677004	8385183001
4285300005	8340347003	8385807001
4291656002	8343625001	8387071001
4304206001	8343791001	8389620001
4305439001	8344565007	8389938001
4313352001	8345886001	8392438001
4313352002	8346978001	8392875001
4318430001	8346978002	8392875002
4349529001	8347839001	8395041001
4411683003	8348559001	8395716001
4411683004	8350927001	8397308001
4418131001	8352099001	8397439001
4455264001	8352099002	8397748001
4457695033	8355834001	8398211001
4457695034	8356723001	8400875001
4457695035	8356723002	8402745001
4457695036	8356723003	8403756001
4470107002	8357426001	8404605001
4481586001	8361559003	8405726001
4481586003	8361862001	8405761001
4483559001	8362755001	8405909001
4484598001	8367676001	8406108001
4494463001	8376342001	8407081001
4497215001	8376598001	8408321001
4497855001	8377837001	8410952001
4497855002	8377955001	8412586001
4499730001	8378113001	8413176001
8319468001	8382659001	8418521001
8322910001	8383282001	8418619001
Loan Purchase and Sale Agreement

Exhibit 4.2(f)
SEPARATE IDENTITY PROVISIONS
     The Purchaser, GECS, GE Capital and the Seller have and will continue (in each case, to the extent within its control) to maintain the Purchaser’s separate existence and identity and have and will continue to take all steps necessary to make it apparent to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller, GE Capital or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital or GECS. In addition to the foregoing, such steps and indicia of the Purchaser’s separate identity include the following:
     (a) The Purchaser does and will maintain its own stationery and other business forms separate from those of any other Person (including the Seller, GE Capital and GECS), and will conduct business in its own name except that certain Persons may act on behalf of the Purchaser as agents;
     (b) The Purchaser maintains and will maintain separate office space of its own as part of its operations, although such space is in a building shared with GE Capital. The corporate records, the other books and records, and the other assets of the Purchaser are and will be segregated from the property of the Seller and GECS, respectively;
     (c) GECS and/or GE Capital will issue consolidated financial statements, which financial statements will not show Purchaser Assets that have been sold by the Seller to the Purchaser as assets of the Seller and its consolidated subsidiaries. The Seller, GECS, GE Capital and the Purchaser will take certain actions to disclose publicly the Purchaser’s separate existence and the transactions contemplated hereby, including through the filing of the UCC Financing Statements. None of the Seller, GECS, GE Capital or the Purchaser has concealed or will conceal from any interested party any transfers contemplated by the Related Documents;
     (d) The Purchaser will not have its own employees, and, as indicated, the Purchaser’s business relating to the Purchaser Assets may be conducted through the agents. However, any allocations of direct, indirect or overhead expenses for items shared between the Purchaser, GE Capital or GECS that are not included as part of the Servicing Fee are and will be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered;
     (e) Except as provided in paragraph (d) above regarding the allocation of certain shared overhead items, the Purchaser does and will pay its own operating expenses and liabilities from its own funds, except GECS did and will pay all expenses of the Purchaser incurred in connection with the transactions entered into pursuant to the Related Documents, including those related to the Purchaser’s organization;
     (f) Each of the Seller, GECS, GE Capital and the Purchaser does and will maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the Purchaser’s individual assets and liabilities from those of the Seller, GE Capital or GECS or from those of any other person or entity, including any other Subsidiary or Affiliate of the Seller, GE Capital or GECS. Except as set forth below, the Purchaser does and will maintain its own books of account and corporate records separate from the Seller, GE
Loan Purchase and Sale Agreement

Exhibit 4.2(f) - 1

Capital and GECS or any other Subsidiary or Affiliate of the Seller, GE Capital and GECS. Monetary transactions, including those with each other, are and will continue to be properly reflected in their respective financial records. The Purchaser does not and will not commingle or pool its funds or other assets or liabilities with those of the Seller, GE Capital or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital or GECS except as specifically provided in the Related Documents with respect to the temporary commingling of Collections and with respect to, if applicable, any such Person’s retention, in their capacity as agent or Custodian for the Purchaser, of the books and records pertaining to the Purchaser Assets. However, any such agent or Custodian will not generally make the books and records relating to the Purchaser Assets available to any of creditors or other interested Persons of the Purchaser, the Seller, GE Capital or GECS. The Purchaser does not and will not maintain joint bank accounts or other depository accounts to which the Seller, GE Capital or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital or GECS (other than in their capacity as agent for the Purchaser, if applicable) has independent access;
     (g) The Purchaser will strictly observe corporate formalities, and the Seller, GE Capital and GECS will strictly observe corporate formalities with respect to its dealings with the Purchaser. Specifically, no transfer of assets between any of the Seller, GE Capital and GECS, on the one hand, and the Purchaser, on the other, will be made without adherence to corporate formalities;
     (h) The transactions among the Purchaser and the Seller, GE Capital or GECS, including the terms governing any servicer advances and the amount and payment of the servicing fee, are on terms and conditions that are consistent with those of arm’s-length relationships. None of the Seller, GE Capital or GECS is or will be, or holds or will hold itself out to be, responsible for the debts of the Purchaser, except as provided in: the representations made by GE Capital (including, if applicable, as a servicer or a sub-servicer) to the Purchaser relating to the Purchaser Assets and their prior ownership and servicing thereof. The Purchaser will not guaranty the debts of the Seller, GE Capital or GECS;
     (i) All distributions made by the Purchaser to Seller as its sole member shall be in accordance with applicable law;
     (j) Any other transactions between the Purchaser and the Seller, GE Capital or GECS permitted by (although not expressly provided for in) the Related Documents have been and will be fair and equitable to each of the parties, have been and will be the type of transaction that would be entered into by a prudent Person or entity, and have been and will be on terms that are at least as favorable as may be obtained from a third party Person; and
     (k) The Purchaser is not named, or has entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of the Seller, GE Capital or GECS.
Loan Purchase and Sale Agreement
* * * * * *

Exhibit 4.2(f) - 2

TABLE OF CONTENTS
(continued)

Page
Schedule 4.1(b)	UCC Information
Schedule 4.4	Perfection Representations, Warranties and Covenants

Schedule I	Schedule of CEF Loans

Exhibit 4.2(f)	Separate Identity Provisions

Annex A	Definitions and Interpretations
Loan Purchase and Sale Agreement
-ii-

ANNEX A
to
LOAN PURCHASE AND SALE AGREEMENT
dated as of
September 11, 2009
Annex A to
Loan Purchase and Sale Agreement

DEFINITIONS AND INTERPRETATION
     SECTION 1. Definitions and Conventions. Capitalized terms used in the Purchase and Sale Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:
     “Accounting Changes” means, with respect to any Person, an adoption of GAAP different from such principles previously used for reporting purposes by such Person as defined in the Accounting Principles Board Opinion Number 20.
     “Administration Agreement” means the Administration Agreement, dated as of September 11, 2009, between the Administrator and the Issuer.
     “Administrator” means GE Capital, in its capacity as Administrator under the Administration Agreement, or any other Person designated as a successor administrator.
     “Adverse Claim” means any claim of ownership or any Lien, other than any ownership interest or Lien created under the Loan Sale Agreement or the Purchase and Sale Agreement, any Lien created under the Indenture or any Permitted Encumbrances.
     “Affiliate” means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by, or is under common control with such Person, or (c) each of such Person’s officers, directors, joint venturers and partners. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.
     “Annual Percentage Rate” or “APR” of a Loan means, the interest rate or annual rate of finance charges stated in or, if not explicitly stated, the implicit finance charge used by the Servicer to calculate periodic payments with respect to the related Loan.
     “Appendices” means, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.
     “Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.
     “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.
     “CEF Limited Liability Company Agreement” means the Second Amended & Restated Limited Liability Company Agreement of the Seller dated as of September 25, 2003, as the same may be amended and supplemented from time to time.
     “Class C Maturity Date” is defined in the Indenture.
Annex A to
Loan Purchase and Sale Agreement

     “Closing Date” means September 11, 2009.
     “Collateral” is defined in the Indenture.
     “Collection Account” is the account designated as such, established and owned by the Issuer.
     “Collection Period” means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).
     “Collections” means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period. Liquidation Proceeds received during the related Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period; provided, that “Collections” for the first Collection Period shall exclude interest accrued before August 31, 2009.
     “Consumer Contract” is defined in the Loan Sale Agreement.
     “Credit and Collection Policies” or “Credit and Collection Policy” means the policies, practices and procedures adopted by the Issuer on the Closing Date for providing equipment loans secured by transportation equipment, industrial equipment, construction equipment, maritime assets, printing presses, furniture and fixtures, technology and telecommunications equipment or other equipment, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans.
     “Cut-off Date” is defined in the Loan Sale Agreement.
     “Deemed Collateral” is defined in Section 2.2(a)(i) of the Purchase and Sale Agreement.
     “Deemed Loan” is defined in Section 2.2(a) of the Purchase and Sale Agreement.
     “Delinquent Loan” means (i) any Loan that is more than 60 days past due and (ii) any Loan more than 30 days past due and for which the Servicer on behalf of the Purchaser has at any time after the Cut-off Date extended the due date for a Scheduled Payment thereon.
     “Defaulted Loan” means a Loan with respect to which (i) the Servicer on behalf of the Purchaser has repossessed the Equipment securing such Loan and which is not a Liquidated Loan or (ii) any portion of the Loan Value is deemed uncollectible in accordance with the Credit and Collection Policy.
Annex A to
Loan Purchase and Sale Agreement

2

“Eligible Loan” means as to each Purchaser Asset as of the Closing Date:
     (i) Characteristics of Purchaser Assets. Each Purchaser Asset: (A) was either originated in the United States of America by GE Capital, GECITS, VFS or IFS, as applicable in connection with the financing or lease of Equipment in the ordinary course of business of GE Capital, GECITS, VFS or IFS, as applicable or acquired by GE Capital, GECITS, VFS or IFS, as applicable in the ordinary course of its business, and, in each case, was fully and properly executed by the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset) in the Equipment in favor of GE Capital, GECITS, VFS or IFS, as applicable, that, as of the Closing Date, has been assigned by GE Capital, GECITS, VFS or IFS, as applicable, to Seller, and by Seller to Purchaser and (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security.
     (ii) Schedule of Purchaser Assets. The information set forth on Schedules I, II , III and IV of the Loan Sale Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date and no selection procedures believed by Seller to be adverse to the interests of the Purchaser were utilized in selecting the Purchaser Assets. The computer tape regarding the Purchaser Assets made available to Purchaser and its assigns is true and correct in all respects.
     (iii) Compliance with Law. Each Purchaser Asset and the sale or lease of the related Equipment complied in all material respects at the time it was originated or made and at the execution of this Agreement with all requirements of applicable Federal, State and local laws and regulations thereunder.
     (iv) Binding Obligation. Each Puchaser Asset represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.
     (v) No Government Obligor. None of the Purchaser Assets is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.
     (vi) Security Interest in the Equipment. Immediately prior to the sale, assignment and transfer thereof, each Purchaser Asset shall be secured by a validly perfected first priority security interest in the Equipment (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset) in favor of GE Capital, GECITS, VFS or IFS, as applicable, as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Equipment in favor of GE Capital, GECITS, VFS or IFS, as applicable, as secured party.
Annex A to
Loan Purchase and Sale Agreement

3

     (vii) Purchaser Assets in Force. No Purchaser Asset has been satisfied, subordinated or rescinded, nor has any Equipment been released from the Lien granted by the related Purchaser Asset in whole or in part.
     (viii) No Amendment or Waiver. No provision of a Purchaser Asset has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Loan Files and no such amendment, waiver, alteration or modification causes such Purchaser Asset not to be an Eligible Loan.
     (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any Purchaser Asset.
     (x) Lawful Assignment. No Purchaser Asset has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Purchaser Asset or any Purchaser Asset under this Agreement would be unlawful.
     (xi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the Purchaser Assets have been made (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset).
     (xii) One Original. There is only one original executed copy of each Purchaser Asset.
     (xiii) Insurance. The Obligor on each Purchaser Asset is required to maintain physical damage insurance covering the Equipment in accordance with the GE Capital’s normal requirements.
     (xiv) No Bankruptcies. No Obligor on any Purchaser Asset as of the Cut-off Date was noted in the related Loan File as being the subject of a bankruptcy proceeding.
     (xv) No Repossessions. None of the Equipment securing any Purchaser Asset is in repossession status.
     (xvi) Instrument or Chattel Paper. Each Purchaser Asset constitutes an “instrument” or “chattel paper” as defined in the UCC of each State the law of which governs the perfection of the interest granted in it and/or the priority of such perfected interest.
     (xvii) U.S. Obligors. None of the Purchaser Assets is denominated and payable in any currency other than United States Dollars or is due from any Person that does not have a mailing address in the United States of America.
     (xviii) No Delinquent Loan. None of the Purchaser Assets is more than 30 days past due.
     (xix) No Consumer Contract. None of the Purchaser Assets constitutes a Consumer Contract.
Annex A to
Loan Purchase and Sale Agreement

4

     (xx) Finance Lease. Each Purchaser Asset qualifies as a finance lease under the UCC and the terms of such Purchaser Asset provides that, by the end of the lease term, the lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option.
     “Equipment” means any transportation equipment, industrial equipment, construction equipment, maritime assets, printing presses, furniture and fixtures, technology and telecommunications equipment or other equipment, together with all accessions thereto securing an Obligor’s indebtedness under the such Obligor’s Loan.
     “Event of Default” is defined in Section 5.1 of the Indenture.
     “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.
     “GAAP” means generally accepted accounting principles in the United States of America as in effect on the Closing Date, modified by Accounting Changes as GAAP is further defined in Section 2(a) of this Annex A.
     “GE Capital” means General Electric Capital Corporation, a Delaware corporation or any successors or assigns thereto.
     “GECITS” means GE Capital Information Technology Solutions, Inc., a California corporation and any successors and assigns thereto.
     “GECS” means General Electric Capital Services, Inc., a Delaware corporation or any successors or assigns thereto.
     “Governmental Authority” means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “IFS” means Imaging Financial Services, Inc., a Delaware corporation and any successors and assigns thereto.
     “Indemnified Amounts” means, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).
     “Indenture” means the Indenture, dated September 11, 2009, between the Purchaser and the Indenture Trustee, as the same may be amended and supplemented from time to time.
     “Indenture Trustee” means Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.
Annex A to
Loan Purchase and Sale Agreement

5

     “Investment Company Act” means the provisions of the Investment Company Act of 1940, 15 U.S.C. §§ 80a et seq., and any regulations promulgated thereunder.
     “Issuer” means GE Equipment Midticket LLC, Series 2009-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the Notes.
     “Issuer Limited Liability Company Agreement” means the Limited Liability Company Agreement of the Purchaser, dated as of September 11, 2009, among the Managing Member and the Issuer, as the same may be amended or supplemented from time to time.
     “Lien” means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.
     “Liquidated Loan” means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment or (ii) that has been charged off in its entirety in accordance with the Credit and Collection Policy without realizing upon the Equipment.
     “Liquidation Proceeds” means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor) during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.
     “Litigation” means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.
     “Loan” means any loan included in Schedule of Loans and any agreement (including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Loan.
     “Loan Sale Agreement” means the Loan Sale Agreement, dated as of September 11, 2009, among GE Capital, GECITS, VFS, IFS and the Seller, as the same may be amended or supplemented from time to time.
     “Loan Files” is defined in Section 2.1 of the Purchase and Sale Agreement.
     “Loan Value” means, for any Loan that is not a Liquidated Loan or Defaulted Loan on any day (including the Cut-off Date) (A) with respect to Precomputed Loans, (i) the present value of the future Scheduled Payments discounted monthly at its APR plus (ii) the principal amount of any past due payments plus (iii) the unamortized amounts of any purchase premiums minus (iv) the unamortized amounts of any purchase discounts, and (B) with respect to Simple
Annex A to
Loan Purchase and Sale Agreement

6

Interest Loans, (i) the balance reflected on the Servicer’s records plus (ii) the unamortized amounts of any purchase premiums minus (iii) the unamortized amounts of any purchase discounts. Liquidated Loans shall be deemed to have a Loan Value of zero and Defaulted Loans on any day shall be deemed to have a Loan Value equal to the outstanding Loan Value on such day computed in accordance with clauses (A) or (B) above, as applicable, less the amount written off as uncollectible in accordance with the Credit and Collection Policy.
     “Managing Member” means CEF Equipment Holding, L.L.C, a Delaware limited liability company or any successor Managing Member under the Issuer Limited Liability Company Agreement.
     “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (a) the business, assets, liabilities, operations, prospects or financial or other condition of such Person, (b) the ability of such Person to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of such Person under any Related Document or (d) the Loans, as applicable, therefor, any interest related thereto or the ownership interests or Liens of such Person thereon or the priority of such interests or Liens.
     “Notes” means the notes issued under the Indenture.
     “Obligor” means, as to each Loan, any Person who owes payments under the Loan.
     “Option Price” is defined in Section 2.4(a) of the Purchase and Sale Agreement.
     “Other Assets” is defined in Section 2.2(a)(ii)(A) of the Purchase and Sale Agreement.
     “Payment Date” means, with respect to each Collection Period, the 15th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on October 15, 2009.
     “Permitted Encumbrances” means the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; (b) pledges or deposits securing obligations under workmen’s compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Seller or any Affiliate thereof is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of the Seller or any Affiliate thereof; (e) inchoate and unperfected workers’, mechanics’, suppliers’ or similar Liens arising in the ordinary course of business; (f) carriers’, warehousemen’s or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which the Seller or any Affiliate thereof is a party; (h) any attachment or judgment Lien not constituting an Event of Default; (i) presently existing or hereinafter created Liens in favor of the Purchaser or the Indenture Trustee; and (j) presently existing or hereinafter created Liens on personal property or Equipment which are subordinate to or pari passu with the Liens in favor of the Purchaser or the Indenture Trustee.
Annex A to
Loan Purchase and Sale Agreement

7

     “Person” means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.
     “Pool Balance” means, with respect to the beginning of any calendar month, the sum of the aggregate Loan Values of the Loans at the opening of business on the first day of such calendar month.
     “Precomputed Loan” means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.
     “Purchase Amount” means, as of the close of business on the last day of a Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan less any Liquidation Proceeds actually received by the Purchaser) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.
     “Purchase and Sale Agreement” means the Loan Purchase and Sale Agreement, dated as of September 11, 2009, between the Seller and the Purchaser, as the same may be amended or supplemented from time to time.
     “Purchase Option” is defined in Section 2.4(a) of the Purchase and Sale Agreement
     “Purchase Option Notice” is defined in Section 2.4(b) of the Purchase and Sale Agreement
     “Purchaser” is defined in the preamble to the Purchase and Sale Agreement.
     “Purchaser Assets” is defined in Section 2.1(a) of the Purchase and Sale Agreement.
     “Purchaser Indemnified Person” is defined in Section 5.1 of the Purchase and Sale Agreement.
     “Purchaser Purchase Price” is defined in Section 2.3 of the Purchase and Sale Agreement.
     “Rating Agency” means each of Fitch and Moody’s. If any of such organizations or its successor is no longer in existence, the Issuer shall designate a nationally recognized statistical rating organization or other comparable Person as a substitute Rating Agency, notice of which designation shall be given to the Indenture Trustee and the Servicer.
     “Rating Agency Condition” means, with respect to any action, that (i) Moody’s shall have been given at least 10 Business Days’ prior notice thereof and shall have not notified the Issuer and the Indenture Trustee that such action will result in a reduction or withdrawal of the then current rating of any Class of the Notes and (ii) Fitch shall have been given at least 10
Annex A to
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Business Days’ prior notice thereof, delivered electronically to notifications.abs@fitchratings.com.
     “Records” means all notes, leases, security agreements and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any of the Seller, the Servicer, any Sub-Servicer or the Purchaser with respect to the Loans and the Obligors thereunder, and the other Purchaser Assets.
     “Recoveries” means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment) after such Loan became a Liquidated Loan.
     “Redemption Date” is defined in the Indenture.
     “Related Documents” means the Loan Sale Agreement, the Purchase and Sale Agreement, the Servicing Agreement, the Issuer Limited Liability Company Agreement, the CEF Limited Liability Company Agreement, the Administration Agreement, the Indenture and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing. Any reference in the foregoing documents to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.
     “Related Security” means with respect to any Loan: (a) any interest (including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any) to receive proceeds on insurance policies covering the Obligors); and (c) all Records relating to such Loan.
     “Schedule of Loans” is the schedule of Loans attached as Schedule I (which schedule may be in the form of microfiche).
     “Scheduled Payment” on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the principal balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.
     “Securities Act” means the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.
     “Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.
     “Seller” is defined in the preamble to the Purchase and Sale Agreement.
Annex A to
Loan Purchase and Sale Agreement

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     “Servicer” means GE Capital in its capacity as Servicer under the Servicing Agreement, or any other Person designated as a Successor Servicer thereunder.
     “Servicing Agreement” means the Servicing Agreement dated as of September 11, 2009, by and between the Purchaser and the Servicer, as the same may be amended or supplemented from time to time.
     “Servicing Fee” is defined in the Servicing Agreement.
     “Simple Interest Loan” means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.
     “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.
     “Stock” means all shares, options, warrants, membership interests in a limited liability company, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).
     “Stockholder” means, with respect to any Person, each holder of Stock of such Person.
     “Sub-Servicer” means any Person with whom the Servicer enters into a Sub-Servicing Agreement.
     “Sub-Servicing Agreement” means any written contract entered into between a Servicer and any Sub-Servicer pursuant to and in accordance with the Servicing Agreement.
     “Subsidiary” means, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.
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     “Successor Servicer” is defined in Section 6.2 of the Servicing Agreement.
     “Termination Value” means the “Termination Value” (if any) payable by lessee pursuant to the applicable Loan.
     “Transfer Date” is defined in the Indenture.
     “Trust Account” is defined in the Indenture.
     “UCC” means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.
     “VFS” means VFS Funding, Inc., a Delaware corporation and any successors and assigns thereto.
     SECTION 2. Other Interpretive Matters. All terms defined directly or by incorporation in the Purchase and Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of the Purchase and Sale Agreement (including in this Annex A) and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such Agreement, and accounting terms partly defined in such Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the Seller fiscal calendar; (b) terms defined in Article 9 of the UCC and not otherwise defined in such Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
Annex A to
Loan Purchase and Sale Agreement

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